                                                                   Exhibit 10.12







                      BOMBARDIER REGIONAL AIRCRAFT DIVISION

                               PURCHASE AGREEMENT






                                     BETWEEN



                                 BOMBARDIER INC.

                      BOMBARDIER REGIONAL AIRCRAFT DIVISION



                                       AND



                                   COMAIR INC.






         RELATING TO THE PURCHASE OF THIRTY (30) BOMBARDIER REGIONAL JET
                     AIRCRAFT AND RELATED AIRLINE SERVICES

                                TABLE OF CONTENTS

ARTICLE                    DESCRIPTION
-------                    -----------

    1.0           DEFINITION AND INTERPRETATION
    2.0           SUBJECT MATTER OF SALE
    3.0           CERTIFICATION
    4.0           PRICE
    5.0           PAYMENT
    6.0           BUYER'S REPRESENTATIVES AT PLACE OF
                  MANUFACTURE
    7.0           CHANGES
    8.0           BUYER FURNISHED EQUIPMENT & INFORMATION
    9.0           DELIVERY PROGRAM
    10.0          EXCUSABLE DELAY
    11.0          ACCEPTANCE PROCEDURE
    12.0          TITLE AND RISK
    13.0          CUSTOMER SUPPORT SERVICES AND WARRANTY
    14.0          TAXES, DUTIES AND LICENSES
    15.0          LOSS OF OR DAMAGE TO AIRCRAFT
    16.0          INDEMNITY AGAINST PATENT INFRINGEMENT
    17.0          LIMITATION OF LIABILITY
    18.0          TERMINATION
    19.0          ASSIGNMENT
    20.0          NOTICES
    21.0          CONFIDENTIAL NATURE OF AGREEMENT
    22.0          SUCCESSORS
    23.0          APPLICABLE LAWS
    24.0          AGREEMENT

                                LIST OF EXHIBITS



EXHIBIT                    DESCRIPTION
-------                    -----------

       A          SPECIFICATION

       B          INTENTIONALLY DELETED

       C          PRICE AND PAYMENT SCHEDULE

       D          DELIVERY SCHEDULE

       E          CERTIFICATE OF ACCEPTANCE

       F          BILL OF SALE

       G          CHANGE ORDER

       H          AIRLINES SERVICES

       I          LEFT INTENTIONALLY BLANK

       J          WARRANTY AND SERVICE LIFE POLICY

       K          CORPORATE GUARANTEE







                                       ii
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     This agreement is made on the 24 day of November, 1997.



     BETWEEN



     BOMBARDIER INC., a Canadian corporation represented by its BOMBARDIER REGIONAL AIRCRAFT DIVISION with offices located at 123 Garratt Boulevard, Downsview, Ontario, Canada, M3K 1Y5.

     ("BRAD")


     AND


     COMAIR, INC., an Ohio corporation with offices located at the Cincinnati/Northern Kentucky International Airport, Cincinnati, Ohio, U.S.A., 45275

     ("Buyer")

     WHEREAS Buyer and BRAD have negotiated the terms of Sales Letter 0401F dated May 28, 1997 which forms the subject matter of this Agreement; and

     WHEREAS Buyer desires to purchase from BRAD thirty (30) Aircraft (as later defined) and to obtain the relevant data, documents and support services according to this Agreement (as later defined), and BRAD desires to manufacture and sell such Aircraft and to provide the data and documents and support services to Buyer.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, Buyer and BRAD agree as follows:

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1.0      DEFINITIONS AND INTERPRETATIONS

         1.1 Unless otherwise expressly provided herein, the following words and expressions shall mean:

                  "Acceptance Period" shall have the meaning given to it
                                      at Article 11.1.

                  "Acceptance Date"   shall have the meaning given to it
                                      at Article 11.7.

                  "Agreement"         this Purchase Agreement No. 0392 together
                                      with its Exhibits, Annexes and Letters of Agreement attached hereto (each of which is incorporated in the agreement by this reference) as they may be amended pursuant to the provisions of the agreement.

                  "Aircraft"          the BRAD Regional Jet Aircraft Model
                                      CL-600-2B19 purchased by Buyer hereunder as described in the Specification.

                  "Base Price" shall have the meaning given to it at Article 1.1 of Exhibit C.

                  "BFE" Buyer Furnished Equipment, being equipment to be purchased and furnished by Buyer pursuant to Article 8.

                  "Delivery           Date" the date on which Buyer takes
                                      delivery of the Aircraft pursuant to
                                      Article 11.9.

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                  "DOT"               means Transport Canada, the Canadian
                                      Department of Transport or any succeeding department or agency then responsible for the duties of Transport Canada.

                  "Excusable Delay"   any delay due directly to or
                                      indirectly to any cause whatsoever, beyond
                                      BRAD's reasonable control or without
                                      negligence of BRAD, such as, but not
                                      limited to:

                                      1)   force majeure or act of God;
                                      2)   act of the enemy, war, civil
                                           commotion, insurrection, riot or
                                           embargo;
                                      3)   fire, explosion, earthquake,
                                           lightning, flood, drought, windstorm
                                           or other action of the elements, or
                                           other catastrophe or accident;
                                      4)   epidemic or quarantine restrictions;
                                      5)   any legislation, act, order,
                                           directive or regulation of any
                                           governmental or other duly
                                           constituted authority;
                                      6)   strike, lockout, walkout, slowdown,
                                           or other labour trouble;
                                      7)   lack or shortage or delay in delivery
                                           of supplies, materials, accessories,
                                           equipment, tools or parts;

                                      8)   delay or failure of carriers,
                                           subcontractors or suppliers for any
                                           reasons whatsoever; and
                                      9)   delay in obtaining any type approval
                                           or any airworthiness certificate or
                                           any equivalent approval or
                                           certification, by reason of any law
                                           or governmental order, directive or
                                           regulation or any change thereto, or
                                           interpretation thereof, by a
                                           governmental agency, the effective
                                           date of which is subsequent to the
                                           date of this Agreement, requiring any
                                           modification in the Aircraft in order
                                           to obtain the type approval,
                                           airworthiness certificate or
                                           equivalent, or by reason of any
                                           change or addition requested by a
                                           governmental agency to the compliance
                                           program of BRAD for the certification
                                           of the Aircraft or any part thereof
                                           as same shall have been approved by
                                           DOT or change to the interpretation
                                           thereof.

                  "FAA" the United States Federal Aviation Administration or any succeeding department or agency then responsible for the duties of FAA.

                  "FAR"                    the United States Federal Aviation
                                           Regulations.

                  "FTP's"                  shall have the meaning given to it at
                                           Article 11.2.

                  "Notice"                 shall have the meaning given to it at
                                           Article 20.1.

                  "Permitted Change"       a change to the Specification made
                                           pursuant to Article 7.2.

                  "Purchase Price"         shall have the meaning given to it
                                           at Article 1.3. of Exhibit C.

                  "Readiness Date"         shall have the meaning given to it
                                           at Article 11.1.

                  "Regulatory Change"      shall have the meaning given to it
                                           at Article 7.3.

                  "Scheduled Delivery"     shall have the meaning given
                                           Date" to it at Article 9.1.

                  "Specification"          The BRAD Specification No. RAD-601R-103
                                           Issue C dated June 12, 1997 as described
                                           in Exhibit A attached hereto and as may be
                                           further amended pursuant to the provisions
                                           of this Agreement.

                  "Total Loss Aircraft"    shall have the meaning
                                           given to it at Article 15.

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         1.2      The headings of the Articles of this Agreement are included for convenience only and shall not be used in the construction and interpretation of this Agreement.

         1.3 In this Agreement, unless otherwise expressly provided the singular includes the plural and vice-versa.

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2.0      SUBJECT MATTER OF SALE

         BRAD shall manufacture, sell and deliver to Buyer, and Buyer shall purchase from BRAD, pay for and take delivery of thirty (30) Aircraft and related services subject to the terms and conditions of this Agreement.

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3.0      CERTIFICATION

         3.1 Prior to the Acceptance Date, BRAD shall obtain a DOT Type Approval (Transport Category), validated by a U.S. Type Certificate issued in accordance with Part 21 of the FAR for the BRAD Regional Jet CL-600-2B19 type aircraft.

         3.2 On or before the Delivery Date, BRAD shall provide to Buyer a DOT Certificate of Airworthiness (Transport Category) for export, bearing a statement of compliance with the Type Certificate which will enable Buyer, with the assistance of BRAD, to obtain an F.A.A. Certificate of Airworthiness. BRAD shall not be obligated to obtain any other certificates or approvals as part of this Agreement.

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4.0      PRICE

         The unit base price for each of the Aircraft purchased pursuant to
         Article 2 hereof shall be as per Article 1.1 of Exhibit C attached hereto.

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5.0      PAYMENT

         Payment shall be as per Article 2 of Exhibit C attached hereto.

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6.0      BUYER'S REPRESENTATIVES AT PLACE OF MANUFACTURE

         6.1 From time to time, commencing with the date of this Agreement and ending [ * ] months after the Delivery Date of the last Aircraft purchased hereunder, BRAD shall furnish, without charge, office space at BRAD's facility for one (1) representative of Buyer. Buyer shall be responsible for all expenses of its representative and shall notify BRAD at least thirty (30) calendar days prior to the first scheduled visit of such representative and three (3) days for each visit thereafter.

         6.2 BRAD's facilities shall be accessible to Buyer's representative during normal working hours. Buyer's representative shall have the right to periodically observe the work at such BRAD facilities where the work is being carried out provided there shall be no disruption in BRAD's performance.

         6.3 BRAD shall advise Buyer's representative of BRAD's rules and regulations applicable at BRAD's facilities and Buyer's representative shall conform to such rules and regulations

         6.4 Communication between Buyer's representative and BRAD shall be solely through BRAD's Contract Department or its designate.



                 *Material designated by an asterisk has been omitted pursuant to a request for confidential treatment. Such material has been filed separately with the Commission.

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         6.5      EACH PARTY HERETO HEREBY RELEASES AND AGREES TO DEFEND,
                  INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY, ITS ASSIGNEES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS FROM AND AGAINST ALL LIABILITIES, DAMAGES, LOSSES, COSTS AND EXPENSES RESULTING FROM INJURIES TO OR DEATH OF OR LOSS OF OR DAMAGE TO PROPERTY OF ANY PARTY WHILE AT BRAD OR BRAD'S MAIN SUBCONTRACTOR'S FACILITIES AND/OR DURING TRAINING, INSPECTION, FLIGHT TEST OR ACCEPTANCE OF THE AIRCRAFT, WHETHER OR NOT CAUSED BY THE NEGLIGENCE OF THE INDEMNIFYING PARTY, ITS ASSIGNEES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES AND CONTRACTORS.

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7.0      CHANGES

         7.1 Other than a Permitted Change as detailed in Article 7.2, or a Regulatory Change as detailed in Article 7.3, any change to this Agreement as may be mutually agreed upon by the parties hereto, shall be made using a change order ("Change Order"). Each Change Order shall be prepared substantially in the format attached as Exhibit G hereto. Such Change Order shall identify, to the extent reasonably practical:

                  a. the effect of the proposed change on the Scheduled Delivery Date;

                  b. the price and payment terms applicable to the Change Order; and

                  c. details of any other material provisions of this Agreement which will be affected by the Change Order.

                  Such Change Order shall become effective and binding on the parties hereto when signed by a duly authorized representative of each party.

         7.2 BRAD, prior to the Delivery Date and without a Change Order or Buyer's consent, may:

                  a. substitute the kind, type or source of any material, part, accessory or equipment by any other material, part, accessory or equipment of like, equivalent or better kind or type; or

                  b. make such change or modification to the Specification as it deems appropriate to:

                         1) improve the Aircraft, its maintainability or appearance; or

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                         2)    to prevent delays in manufacture or delivery; or

                         3) to meet the requirements of Article 3, other than for a Regulatory Change to which the provisions of Article 7.3 shall apply,

                  provided that such substitution, change or modification as detailed at a. or b. above shall not affect the Base Price or materially affect the Scheduled Delivery Date or performance characteristics of the Aircraft. Any change made in accordance with the provisions of this Article 7.2 shall be deemed to be a "Permitted Change" and the cost thereof shall be borne by BRAD. The changes in this Article 7.2 will not adversely affect interchangeability and replaceability. Any envisaged change to be made under Article 7.2 b. above which involves a line replacement unit ("LRU") and/or a rotable component will require Buyer's consent. BRAD shall provide Buyer with written notification of such changes as soon as reasonably practical and Buyer shall respond within thirty (30) days thereof. Lack of response by Buyer within this period shall be considered as an approval to the notified change.

         7.3 If any change, addition or modification to the Aircraft is required because of any law or governmental regulation or interpretation thereof by any governmental agency which is effective after the date of this Agreement, but before the Delivery Date, which is applicable to all aircraft in general or to all aircraft of the same category as the Aircraft (a "Regulatory Change"), such Regulatory Change shall be incorporated in the Aircraft before the Delivery Date of such Aircraft or at such other time after the Delivery Date as the parties may agree upon. BRAD shall advise Buyer of such Regulatory Change and Buyer shall pay BRAD a reasonable price for such Regulatory Change.

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         7.4      If the Scheduled Delivery Date of the Aircraft is delayed as a result of any cause to which reference is made in this Article, such delay shall be an Excusable Delay.

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8.0      BUYER FURNISHED EQUIPMENT ("BFE") AND INFORMATION

         8.1 During the manufacture of the Aircraft, Buyer shall provide to BRAD on or before the date required by BRAD, all information needed to manufacture Buyer's Aircraft as BRAD may reasonably request including, without limitation, the selection of furnishings, internal and external colour schemes. BRAD shall advise Buyer of the date when such information is required and Buyer shall comply with the date so specified.

         8.2 On or before execution of this Agreement, Buyer shall notify BRAD in writing of the BFE (if any) that Buyer wishes to have incorporated into each Aircraft. Buyer shall also provide details of:

                  a.     weights and dimensions of the BFE;

                  b. test equipment or special tools required to incorporate the BFE; and

                  c.     any other information BRAD may reasonably require.

                  Within sixty (60) calendar days thereafter, BRAD shall advise Buyer of its acceptance or rejection of the BFE and of the dates by which each item of BFE is required by BRAD. If required, the parties hereto shall execute a Change Order in accordance with Article 7.1 to cover those BFE items accepted by BRAD pursuant to Article 8.2.

         8.3 The BFE accepted by BRAD pursuant to Article 8.2 shall be incorporated in the manufacturing process of the Aircraft subject to the following conditions:

                  a. The BFE must be received F.O.B. BRAD's plant or such other place as BRAD may designate, no later than the date agreed upon between Buyer and BRAD, free and clear of any taxes, duties, licenses, charges, liens or other similar claims;

                  b. The BFE shall meet:

                         1)     the standards of quality of BRAD, and

                         2) the requirements of the applicable airworthiness certification agency;

                  c. The BFE shall be delivered to BRAD in good condition and ready for immediate incorporation into the Aircraft. BRAD shall, upon receipt, inspect the BFE as to quantity and apparent defects and inform Buyer of any discrepancies and any required corrective actions to be taken;

                  d. BRAD shall only be responsible for the fitment and testing of the BFE in the Aircraft (with the exception of any BFE that may be installed by Buyer on the Aircraft after delivery of same to Buyer which shall remain the responsibility of Buyer) using reasonable care and good manufacturing practices, in accordance with Buyer's written detailed description of the dimensions and weight of such BFE. Buyer shall also furnish information necessary for its proper storage, fitment, servicing, maintenance, operation and availability of test equipment or special tools;

                  e. BRAD SHALL HAVE NO LIABILITY OR OTHER OBLIGATIONS AND IS HEREBY RELIEVED OF ANY LIABILITY, WARRANTY OR OTHER OBLIGATION WITH RESPECT TO THE BFE AND BUYER HEREBY WAIVES ALL EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF MERCHANTABILITY AND FITNESS OR OTHERWISE AND ALL OTHER LIABILITY (STRICT OR OTHERWISE) ON THE PART OF BRAD, BE IT IN FACT, LAW OR IN CONTRACT, OR OTHERWISE INCLUDING WITHOUT LIMITATION PRODUCT LIABILITY, TORT OR NEGLIGENCE, IN CONNECTION WITH THE BFE OR ITS DESIGN SUITABILITY FOR USE OR OPERATION.

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         8.4      If at any time between receipt of the BFE by BRAD and the
                  Delivery Date, it is mutually agreed that an item of BFE supplied does not meet the standards and requirements of
                  Article 8.3 or its fitment, integration and testing in the Aircraft or Aircraft systems create unreasonable delays in the manufacturing or certification process, then such BFE may be removed and replaced by other BFE or by BRAD's equipment. Any costs associated with the removal, refitment, replacement, testing and/or certification shall be borne by Buyer.

         8.5 In the event that the Scheduled Delivery Date is delayed due to any delay caused by Buyer's failure to:

                  a.     deliver, or have BFE delivered by the date required;

                  b.     ensure satisfactory operation of the BFE;

                  c.     furnish or obtain applicable BFE data;

                  d. perform any adjusting, calibrating, retesting or updating of BFE;

                  e. furnish or obtain any approvals in compliance with the provisions of this Article; or

                  f.     comply with the conditions of Article 8.1 and/or 8.3;

                  BRAD agrees to discuss with Buyer and, where appropriate, agree with Buyer on the steps to be taken to minimize, cure, eliminate or work around the delay, but any delay incurred shall be the responsibility of Buyer and Buyer shall pay to BRAD any costs and expenses reasonably incurred by BRAD due to such delay.

         8.6 Title to the BFE shall remain at all times with Buyer and risk of loss of the BFE shall remain at all times with Buyer except for damages caused by BRAD's gross negligence or misconduct.

         8.7 If this Agreement is terminated in whole or in part in accordance with the provisions thereof BRAD may elect to, by written notice to Buyer, either:

                  a. purchase the BFE ordered by Buyer and/or received by BRAD at the invoice price paid by Buyer; or

                  b. return the BFE to Buyer FOB BRAD's plant, or such other place that BRAD may designate.

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9.0        DELIVERY PROGRAM

           9.1

                      CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION


           9.2        Intentionally deleted.

           9.3

                      CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION



           9.4






           9.5        Intentionally deleted.

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10.0       EXCUSABLE DELAY

           10.1 In the event of a delay on the part of BRAD in the performance of its obligations or responsibilities under the provisions of this Agreement, due directly or indirectly to a delay which is an Excusable Delay, BRAD shall not be responsible for any such delay and the time fixed or required for the performance of any obligation or responsibility in this Agreement shall be extended for a period equal to the period during which any such cause or the effects thereof persist.

           10.2 In the event that the delivery of one or more of the Aircraft is delayed or is reasonably anticipated by BRAD to be delayed by reason of Excusable Delay for more than [ * ] months beyond the Scheduled Delivery Date of such Aircraft, Buyer may terminate this Agreement in so far as it applies to the Aircraft affected by Excusable Delay. BRAD may terminate this Agreement in so far as it applies to the Aircraft affected by Excusable Delay in the event that the delivery of one or more of the Aircraft is delayed or is reasonably anticipated by BRAD to be delayed by reason of Excusable Delay for more than [ * ] months beyond the Scheduled Delivery Date. Termination shall be effected by giving notice in writing to the other party of such termination:

                      a) within [ * ]calendar days immediately following such delay period of [ * ] months in the case of Buyer and [ * ] months in the case of BRAD; or

                      b) within [ * ] calendar days following the date of notification by BRAD of the anticipated delay of more than [ * ] months in the case of Buyer and [ * ] months in the case of BRAD.


                      *Material has been omitted pursuant to a request for
                       confidential treatment. Such material has been filed separately with the Commission.

                      In the event of such termination by Buyer, BRAD's sole liability and responsibility shall be limited to the obligation to return to Buyer all amounts paid by Buyer to BRAD with respect to the Aircraft affected less any other amount overdue by Buyer to BRAD.

                     *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED
                      AND FILED SEPARATELY WITH THE COMMISSION*




           10.3       Intentionally deleted.

           10.4 Economic adjustment shall not apply to delays not covered under Excusable Delay.

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11.0       ACCEPTANCE PROCEDURE

           11.1 BRAD shall give Buyer not less than fifteen (15) working days prior notice of the date on which an Aircraft will be ready for Buyer's inspection and/or flight test and acceptance (the "Readiness Date"). Buyer shall then have up to five (5) consecutive working days commencing on the Readiness Date in which to complete said inspection and flight test (such five (5) working day period being the "Acceptance Period").

           11.2 Up to four (4) representatives of Buyer may participate in Buyer's inspection of the Aircraft and two (2) representatives of Buyer may participate in the flight test. During the flight test BRAD shall retain control over the Aircraft, but will execute such demonstration manoeuvres reasonably requested by Buyer and which are within the flight envelope of the Aircraft and covered by BRAD's ground functional and flight test procedures (the "FTP's"). Such flight test shall be carried out for up to two (2) hours or for such additional duration as both parties may reasonably require. Buyer has the right to perform system checks in accordance with the operating limitations contained in the approved manuals of the aircraft.

           11.3 Buyer shall identify to BRAD prior to their arrival the names of Buyer's representatives who will participate in the foregoing inspection and/or flight test and acceptance.

           11.4       Intentionally deleted.

           11.5 If no Aircraft defect or discrepancy is revealed during the inspection and/or the flight test referred to in
                      Article 11.1 and 11.2 above, Buyer shall accept the Aircraft, on or before the last day of the Acceptance Period in accordance with the provisions of Article 11.7.

           11.6 If any material defect or discrepancy in the Aircraft is revealed by Buyer's inspection and/or the flight test, the defect or discrepancy shall be corrected by BRAD, at no cost to Buyer, before the acceptance of the Aircraft by Buyer which acceptance may occur during or after the Acceptance Period depending on the nature of the defect or discrepancy and of the time required for correction. If such correction reasonably requires an additional flight test, such flight test shall be carried out for up to two
                      (2) hours or for such duration as both parties may reasonably require to demonstrate that the defect or discrepancy is cured. Immediately thereafter Buyer shall accept the Aircraft in accordance with the provisions of
                      Article 11.7.

           11.7 Acceptance of the Aircraft shall be evidenced by Buyer's designated representative signing a Certificate of Acceptance for the Aircraft in the form of Exhibit E attached hereto. The date of signature of the Certificate of Acceptance shall be the "Acceptance Date".

           11.8 Buyer shall provide BRAD, prior to the Delivery Date of each Aircraft, suitable evidence of the authority of designated persons to sign, on behalf of Buyer, the Certificate of Acceptance in respect of the Aircraft together with specimen signatures of the persons so authorized.

           11.9 On or before the Acceptance Date, Buyer or its designee shall pay the balance of the Purchase Price in accordance with Article 2 of Exhibit C and, concurrently with receipt thereof, BRAD shall deliver the Aircraft to Buyer and Buyer shall take delivery thereof at BRAD's plant in the Province of Quebec. The date on which BRAD delivers and Buyer takes delivery of the Aircraft shall be the "Delivery Date" as evidenced by the execution of a BRAD Bill of Sale and an FAA Bill of Sale as referred to in
                      Article 12.2 hereof.

           11.10 Execution of the Certificate of Acceptance by or on behalf of Buyer shall be evidence that Buyer is deemed to have examined the Aircraft and found it to be in accordance with the provisions of this Agreement.

           11.11      Provided that BRAD has met all of its obligations under
                      Article 11.6, should Buyer not accept, pay for and/or take delivery of any one of the Aircraft within ten (10) calendar days after the Acceptance Period of such Aircraft, Buyer shall be deemed to be in default of the terms of this Agreement and without prejudice to any other rights or recourse BRAD may have, including termination as specified in Article 18.2, the unpaid balance of the Purchase Price and any overdue amount shall immediately become due and payable; and Buyer shall promptly, upon demand, reimburse BRAD for all costs and expenses reasonably incurred by BRAD as a result of Buyer's failure to accept, and/or pay for and/or take delivery of the Aircraft, including but not limited to reasonable amounts for storage, insurance, taxes, preservation or protection of the Aircraft.

12.0       TITLE AND RISK

           12.1 The risk of loss of or damage to each Aircraft shall pass to Buyer, together with title to such Aircraft, at the Delivery Date of such Aircraft.

           12.2 Upon transfer of title of the Aircraft to Buyer pursuant to the provisions of Article 12.1, BRAD shall execute and give to Buyer a FAA Bill of Sale and a warranty Bill of Sale in the form of Exhibit F attached hereto.

           12.3 At the time title to the Aircraft transfers to Buyer on the Delivery Date pursuant to the provision of Article
                      12.1 the Aircraft shall be free and clear of the liens, claims, charges and encumbrances of every kind whatsoever except for those liens, charges or encumbrances created by or claimed through Buyer.

13.0       CUSTOMER SUPPORT SERVICES AND WARRANTY

           13.1 BRAD shall provide to Buyer the Customer Support Services pursuant to the provisions of Exhibit H attached hereto.

           13.2 BRAD shall provide to Buyer the Warranty and the Service Life Policy described in Exhibit J attached hereto which shall be the exclusive warranty applicable to the Aircraft.

           13.3 Unless expressly stated otherwise, the services referred to in Articles 13.1 and 13.2 above, are incidental to the sale of the Aircraft and are included in the Purchase Price.

14.0       TAXES, DUTIES AND LICENSES

           14.1 The Purchase Price does not include any taxes, fees or duties including, but not limited to, sales, use, value added (including the Goods and Services Tax), personal property, gross receipts, franchise, excise taxes, assessments or duties, which are or may be imposed by law upon BRAD, any affiliate of BRAD, or Buyer or the Aircraft whether or not there is an obligation for BRAD to collect same from Buyer, by any taxing authority or jurisdiction occasioned by, relating to or as a result of the sale, lease, delivery, storage, use or other consumption of any Aircraft, BFE or any other matter, good or service provided for under or in connection with this Agreement. Providing that Buyer is purchasing the Aircraft for direct export from Canada upon delivery and does not divert the Aircraft for use in Canada, BRAD represents that according to the law in force at the time of execution of this Agreement, there are no Canadian taxes payable with respect to the Aircraft which Buyer would become obligated to pay pursuant to this Article 14.

           14.2       Any tax, fee, duty, or assessment referred to in Article
                      14.1 above shall be paid by Buyer. BRAD shall notify Buyer of any tax, fee, duty or assessment referred to in Article
                      14.1 above including interest and penalties, that any taxing authority or jurisdiction is seeking to collect from BRAD, and Buyer agrees to promptly, but in any event no later than ten (10) working days after receiving such notice, pay same directly to the taxing authority or jurisdiction, or to reimburse BRAD for said tax, duty or assessment, including interest and penalties, or to contest same and assume the defense against imposition thereof at its sole cost and expense (which may require the payment of such tax or duty during the contestation process) and to hold BRAD harmless from any such imposition. If Buyer does not make timely payment directly to the taxing authority or jurisdiction, or proceed with contestation and timely defense, BRAD may pay the asserted tax, duty or assessment, including interest and penalties, and Buyer shall, within thirty (30) calendar days thereafter, reimburse BRAD for any such payment and all reasonable costs and expenses of BRAD (including reasonable attorney's fees).

           14.3 Upon request, either party shall execute and deliver any documents that either party deems necessary or desirable in connection with any exemption from or reduction of or the contestation of or the defence against any imposition of taxes, duties or assessments referred to in Article
                      14.1 above.

           14.4 The obtaining of any import licenses or authorities required to import the Aircraft into any country outside Canada shall be the responsibility of Buyer. BRAD shall, to the extent permitted by law, obtain a Canadian export license, if required to enable Buyer to export the Aircraft from Canada subject to the prevailing export control regulations pertaining at the Delivery Date.

15.0       LOSS OF OR DAMAGE TO AIRCRAFT

           If prior to the Delivery Date an Aircraft is lost, destroyed or in BRAD's judgment damaged beyond repair (the "Total Loss Aircraft"), BRAD shall promptly, but not later than sixty (60) days thereafter, notify Buyer of the earliest date that a replacement aircraft, which will reflect the Specification and which will be generally the same configuration or specification as the Total Loss Aircraft can reasonably be delivered, consistent with BRAD's other contractual commitments and production capabilities. Unless Buyer notifies BRAD within thirty (30) calendar days after notice of the replacement aircraft's scheduled delivery that Buyer desires such replacement aircraft, this Agreement may be terminated as to the Total Loss Aircraft. In the event of such termination, BRAD's sole liability and responsibility shall be limited to the obligation to return to Buyer the amounts paid by Buyer to BRAD with respect to the Total Loss Aircraft less any amount overdue by Buyer to BRAD under this Agreement. If Buyer timely notifies BRAD that it wants such replacement aircraft, the parties shall amend this Agreement accordingly. Notwithstanding the foregoing, nothing herein shall obligate BRAD to offer to deliver a replacement aircraft to Buyer if no aircraft are available or the production line is terminated.

16.0       INDEMNITY AGAINST PATENT INFRINGEMENT

           16.1       Subject to the provisions hereinafter set out in this
                      Article 16, BRAD agrees to indemnify, protect, and save harmless Buyer against any liability, losses, damages or expenses excluding any incidental or consequential damages and excluding any liability, losses, damages and expenses or loss of profits in respect of or resulting from any loss of use of the Aircraft (but including cost of replacing the infringement on account of which use of the Aircraft by Buyer is prevented as more fully provided for in Article 16.2 below) resulting from any infringement or alleged infringement of:

                      a.     any Canadian or United States patent; and

                      b. any patent issued under the laws of any country other than Canada or the United States in which Buyer from time to time may lawfully operate the Aircraft, provided that from time of design of the Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the country in which the Aircraft is or are permanently registered by Buyer have ratified and adhered to and are at the time of any such actual or alleged infringement contracting parties to the Chicago Convention on International Civil Aviation of December 7, 1944 including, without limitation,
                             Article 27 thereof and the International Convention for the Protection of Industrial Property or have enacted patent laws which recognize and give adequate protection to inventions made by the nationals of other countries which have ratified, adhered to and are contracting parties to either of the foregoing conventions.

                      The foregoing undertaking by BRAD to indemnify, protect and save harmless Buyer shall not apply in respect of BFE.

           16.2 Subject to the provisions set out in this Article 16, if any feature, part, accessory or equipment of the Aircraft becomes the subject of any claim, suit of proceeding for infringement of a patent as provided for in Article 16.1 above, or in the event of an adjudication that such feature, part, accessory or equipment of the Aircraft infringes patent as provided for in Article 16.1 above, or if the use, lease or sale of such feature, part, accessory or equipment of the Aircraft is enjoined, BRAD may, within a reasonable period of time, at its option and expense:

                      a. procure for Buyer the right under such patent to use such feature, part, accessory or equipment of the Aircraft; or

                      b. obtain for Buyer permission from the appropriate court or tribunal to use the Aircraft; or

                      c. replace, with Buyer's consent, such feature, part, accessory or equipment of the Aircraft with one of a similar nature and quality that is non-infringing; or

                      d. modify such feature, part, accessory or equipment of the Aircraft to make same non-infringing in a manner such as to keep it otherwise in compliance with the requirements of this Agreement.

           16.3 BRAD shall not be liable with respect to any actual or alleged patent infringement to which this Article would apply unless:

                      a. in the event of a suit alleging infringement where legal delay to reply is obligatory, Buyer gives BRAD written notice of such suit within twenty (20) calendar days after Buyer receives notice of such suit, or in the event of a written claim alleging infringement where no legal delay to reply is obligatory, Buyer gives BRAD written notice of such claim within reasonable period of time after Buyer receives such written claim;

                      b. Buyer uses reasonable efforts, in full cooperation with BRAD, to reduce or mitigate any such expenses, damages costs and royalties involved;

                      c. Buyer furnishes promptly to BRAD all data, papers and records within its possession and any other information or material within Buyer's knowledge or control, necessary or useful to resist and defend against such claim or suit; and

                      d. Buyer refrains from making any payment and from assuming any obligations, liabilities, expenses, damages, costs and royalties for which BRAD may be held liable, without prior written approval of BRAD (which shall not be unreasonably withheld) or otherwise acting in a manner prejudicial to such suit or claim.

           16.4 BRAD shall have the option at any time and or from time to time to conduct negotiations in its own name, or in the name of Buyer, and to enter into a settlement or settlements with the party or parties involved in the infringement or alleged infringement and to intervene in any suit or claim. Should BRAD intervene in any such suit or claim, it shall be entitled at any stage of negotiations or proceedings to assume, conduct or control the defence thereof. If BRAD assumes such defence and Buyer, in its interest, elects to participate therein, it shall do so at its sole cost and expense.

           16.5 THE INDEMNITIES, OBLIGATIONS AND LIABILITIES ON THE PART OF BRAD IN THIS ARTICLE ARE UNDERTAKEN BY BRAD AND ACCEPTED BY BUYER IN LIEU OF ANY AND ALL OTHER INDEMNITIES, OBLIGATIONS AND LIABILITIES EXPRESS OR IMPLIED, ARISING IN FACT, CONTRACT, LAW OR OTHERWISE, TO WHICH BRAD MIGHT OTHERWISE BE LIABLE IN RESPECT OF ANY PATENT INFRINGEMENT OR ALLEGED PATENT INFRINGEMENT BY THE AIRCRAFT OR PART THEREOF, OR UNDER ANY PATENT RIGHT OR RIGHT TO PATENT, AND SUCH INDEMNITIES, OBLIGATIONS AND LIABILITIES SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT IN WRITING SIGNED BY BRAD AND BUYER UNDER THE HAND OF THEIR RESPECTIVE DULY AUTHORIZED REPRESENTATIVE.

17.0       LIMITATION OF LIABILITY

           BRAD SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL AND/OR PUNITIVE DAMAGES OF ANY KIND OR NATURE UNDER ANY CIRCUMSTANCES, NOR FOR ANY LOSSES OR DAMAGES FOR OR ARISING OUT OF ANY LACK OR LOSS OF USE OF ANY AIRCRAFT, ANY EQUIPMENT, ANY SPARE PARTS, GROUND SUPPORT EQUIPMENT OR TECHNICAL PUBLICATIONS PROVIDED HEREUNDER.

18.0       TERMINATION

           18.1 This Agreement may be terminated in whole or in part before the Delivery Date by either party by notice of termination to the other party upon the occurrence of any of the following events:

                      a. a party makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts; or

                      b. a receiver or trustee is appointed for a party or for substantially all of such party's assets and, if appointed without such party's consent, such appointment is not discharged or stayed within sixty (60) calendar days thereafter; or

                      c. proceedings or action under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors are instituted by or against a party and, if contested by such party, are not dismissed or stayed within sixty (60) calendar days thereafter; or

                      d. any writ of attachment or execution or any similar process is issued or levied against a party or any significant part of its property and is not released, stayed, bonded or vacated within sixty
                             (60) calendar days after its issue or levy.


           18.2 In addition, BRAD may terminate this Agreement in whole or in part before the Delivery Date with respect to any undelivered Aircraft by notice of termination to Buyer:

                      a. if Buyer is in default as provided in Article 11.11 hereof; or

                      b. if Buyer is in default or breach of any material term or condition of this Agreement (including any payment obligation other than that of the Purchase Price) and Buyer does not cure such default or breach within sixty (60) calendar days after receipt of notice from BRAD specifying such default or breach.

           18.3 In addition, Buyer may terminate this Agreement in whole or in part before the Delivery Date, with respect to any undelivered Aircraft, if BRAD is in default or breach of any material term or condition of this Agreement and such breach remains uncured for a period of sixty (60) calendar days following receipt of a notice from Buyer specifying the nature of default or breach.

           18.4 In case of termination of this Agreement by BRAD pursuant to Articles 18.1 and 18.2:

                      a.

                            *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION*



                      b.

                      c.

                            *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION*






           18.5 In the event of termination of this Agreement by Buyer, Buyer's sole rights, remedies and recourses against BRAD and BRAD's obligations to Buyer shall be limited to, and only to, the return by BRAD of those amounts paid by Buyer to BRAD hereunder on account of the undelivered Aircraft plus interest at an annual rate equal to { * }

19.0       ASSIGNMENT

           19.1 Either party may assign, sell, transfer or dispose of (in whole or in part) any of its rights and obligations hereunder as follows:

                      i) In the case of Buyer only to a corporation which is affiliated to Buyer and directly or indirectly wholly-owned by Comair Holdings, Inc.;

                      ii)    In the case of BRAD to a wholly-owned subsidiary;

                      provided that in either case there is no increase to the liability and/or responsibility of the non-assigning party and that the assigning party remains jointly and severally liable with any assignee for the performance of Buyer's obligation under this Agreement.

           19.2 Except as provided in Article 19.1 above, Buyer shall not assign, sell, transfer or dispose of (in whole or in part) any of its rights or obligations hereunder without BRAD's prior written consent. In the event of such assignment, sale, transfer or disposition Buyer shall remain jointly and severally liable with any assignee for the performance of all and any of Buyer's obligations under this Agreement and BRAD reserves the right to amend one or more of the terms and conditions of this Agreement.

           19.3 Notwithstanding Article 19.2 above, and other than for the purposes of Article 19.5 below, after transfer of title of an Aircraft Buyer may, with BRAD's prior written consent and subject to BRAD's right to amend one or more of the terms and conditions of this Agreement, resell such Aircraft to a third party purchaser, provided said third party agrees in writing with BRAD that BRAD's sole and exclusive obligations and liabilities to said third party shall be those set forth in the basic Airframe warranties and Service Life Policy warranties, as applicable, that BRAD may provide from time to time to other customers and also provided that there is no increase to the liability and/or responsibility of BRAD.

           19.4 BRAD may assign any of its rights to receive money hereunder without the prior consent of Buyer.

           19.5 Notwithstanding the other provisions of this Article 19, either party shall, at the other parties cost and expense, if requested in writing by the other party, take any action reasonably required, including without limitation giving prior written consent to an assignment, for the purpose of causing any of the Aircraft to be subjected, on or after the Delivery Date, to a trust, lease, conditional sale, lien or other arrangement for the financing of the Aircraft, providing, however, there shall be no increase to the liability and/or responsibility of the other party arising through such financing.

20.0       NOTICES

           20.1 Any notice, request, approval, permission, consent or other communication ("Notice"), to be given or required under this Agreement shall be provided in writing by the party giving the Notice and shall be addressed as follows:

                      a.     Notice to BRAD shall be addressed to:

                             Bombardier Inc.
                             Bombardier Regional Aircraft Division
                             123 Garratt Boulevard
                             Downsview, Ontario

                             Canada M3K 1Y5

                             Attention: Director of Contracts, The America's

                             Facsimile: (416) 375-4533

                      b.     Notice to Buyer shall be addressed to:

                             Notice by mail:

                             Comair, Inc.

                             P.O. Box 75021
                             Cincinnati, Ohio
                             U.S.A., 45275

                             Attention: Chief Financial Officer

                             Facsimile: (606) 767-2278

                             Notice by courier:

                             Comair, Inc.
                             2258 Tower Drive
                             Erlanger, Kentucky
                             U.S.A., 41018

                             Attention: Chief Financial Officer

                             Facsimile: (606) 767-2278

           20.2 Notice given in accordance with Article 20.1 shall be deemed sufficiently given to and received by the addressees:

                      a. if delivered by hand, on the day when the same shall have been so delivered; or

                      b. if mailed or couriered, on the day indicated on the corresponding acknowledgment of receipt; or

                      c. if sent by telex or facsimile on the day indicated by the acknowledgment or the answer back of the receiver in provable form.

21.0       CONFIDENTIAL NATURE OF AGREEMENT

           21.1 This Agreement is confidential between the parties and shall not, without the prior written consent of the other party, be disclosed by either party in whole or in part to any other person or body except insofar as may be necessary for either party to carry out its obligations under this Agreement or by law or as required by financial institutions involved with financing of the Aircraft. If one party is required by legal proceedings or a court order to disclose this Agreement in whole or in part, such party shall promptly notify the other party in order to allow it, if it deems it necessary, to intervene in or contest such legal proceedings or make representations to the court. Without limiting the foregoing, Buyer agrees to request confidential treatment to the maximum extent possible for any material that must be filed with the Securities and Exchange Commission with respect to any contractual clauses and conditions relating to price, delivery positions, price escalation and financing. Buyer agrees to discuss and review with BRAD such material before release to any third party.

           21.2 Except as may be reasonably required for the normal operation, maintenance, overhaul, and repair of the Aircraft, Buyer shall hold confidential all technical data and information supplied by or on behalf of BRAD. Buyer shall not reproduce any technical data or information or divulge the same to any third party without the prior written consent of BRAD.

           21.3 Either party may announce the signing of this Agreement by means of a notice to the press provided that the content and date of the notice has been agreed to by the other party.

22.0       SUCCESSORS

           This Agreement shall inure to the benefit of and be binding upon each of BRAD and Buyer and their respective successors.

23.0       APPLICABLE LAWS

           THIS AGREEMENT SHALL BE SUBJECT TO, CONSTRUED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

24.0       AGREEMENT

           24.1 This Agreement and the matters referred to herein constitute the entire agreement between BRAD and Buyer and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memorandums of agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between BRAD and Buyer or their respective agents, with respect to or in connection with the subject matter of this Agreement and no agreement or understanding varying the terms and conditions hereof shall be binding on either BRAD or Buyer hereto unless an amendment to this Agreement is issued and duly signed by their respective authorized representatives pursuant to the provisions of Article 7 hereof. In the event of any inconsistencies within the Agreement between this Purchase Agreement and any of the Exhibits, Annexes or Letters of Agreement referred to herein, the provisions of this Purchase Agreement shall prevail except that when there is any inconsistency between this Agreement and any Letter of Agreement with respect to the subject matter covered by the terms contained therein, then such Letter Agreement shall prevail.

            24.2 If any of the provisions of this Agreement are for any reason declared by judgment of a court of competent jurisdiction to be unenforceable or ineffective, those provisions shall be deemed severable from the other provisions of this Agreement and the remainder of this Agreement shall remain in full force and effect.

           24.3 THE OBLIGATIONS AND LIABILITIES OF BRAD, INCLUDING THE WARRANTY AND SERVICE LIFE POLICY CONTAINED IN EXHIBIT J ATTACHED AND THE LIMITATION OF LIABILITY CONTAINED IN
                        ARTICLE 17 OF THIS AGREEMENT, HAVE BEEN EXPRESSED, DISCUSSED, UNDERSTOOD AND AGREED TO BETWEEN BUYER AND BRAD IN CONSIDERATION OF THE PURCHASE PRICE OF THE AIRCRAFT AND OTHER PROVISIONS OF THIS AGREEMENT.

            24.4 Each party on a reasonable effort basis agrees, if asked by the other party, to review and discuss the terms and conditions of this Agreement to determine if modification is required as contemplated under Article 7.1 herein.

            24.5 BRAD and Buyer confirm to each other that they have each obtained the required authorizations and fulfilled any conditions applicable to enable each of them to enter into this Agreement.

           In witness thereof this Agreement was signed on the date written on page 4:

           For and on behalf of             For an on behalf of


           BUYER:                           BOMBARDIER INC.:


           Per:  /s/ Randy D. Rademacher    Per: /s/ John W. Murphy

           Title: SVP Finance               Title: Director of Contracts

                                    EXHIBIT A

                                  SPECIFICATION

                CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN
                OMITTED AND FILED SEPARATELY WITH THE COMMISSION







                                      -A1-

                                    EXHIBIT B

                              INTENTIONALLY DELETED






                                      -B1-

                                    EXHIBIT C
                           PRICE AND PAYMENT SCHEDULE


1.0      PRICE

         1.1


                  CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

         1.2



         1.3




         1.4      Intentionally deleted.




                                      -C1-

2.0      PAYMENT

         2.1





         2.2





         2.3




         2.4

                  CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION






         2.5





                                      -C2-

         2.6


                  CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION




                                      -C3-

                              ANNEX TO EXHIBIT C-1

                        BUYER SELECTED OPTIONAL FEATURES




                  CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION









                                      -C4-

                                    EXHIBIT D
                                DELIVERY SCHEDULE




                  CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION







                                      -D1-

                                    EXHIBIT E

                            CERTIFICATE OF ACCEPTANCE



                  CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION





                                      -E1-

                                    EXHIBIT F
                              WARRANTY BILL OF SALE

1. FOR VALUABLE CONSIDERATIONS, BOMBARDIER INC., BOMBARDIER REGIONAL AIRCRAFT DIVISION, OWNER OF THE FULL LEGAL AND BENEFICIAL TITLE OF THE AIRCRAFT DESCRIBED AS FOLLOWS:

      ONE CANADAIR REGIONAL JET MODEL CL-600-2B19 AIRCRAFT BEARING:

              MANUFACTURER's SERIAL NO.:                ,
              WITH:                              -----------------

              TWO CF34-3A1 ENGINES SERIAL NOS.:         AND
                                                 -----------------
                                                        .
                                                 -----------------

              TOGETHER WITH ALL AVIONICS, APPLIANCES, INSTRUMENTS, APPURTENANCES, ACCESSORIES, FURNISHINGS AND/OR OTHER EQUIPMENT OR PROPERTY INCORPORATED IN OR INSTALLED ON OR ATTACHED TO SAID AIRCRAFT AND ENGINES (HEREINAFTER COLLECTIVELY REFERRED TO AS THE "AIRCRAFT").

      DOES THIS       DAY OF       19___, HEREBY CONVEY, SELL, GRANT, TRANSFER,
      BARGAIN AND DELIVER AND SENT OVER TO BUYER AND UNTO ITS SUCCESSORS AND ASSIGNS FOREVER ALL OF CANADAIR'S RIGHTS, TITLE AND INTEREST IN AND TO THE AIRCRAFT.

2.    BRAD REPRESENTS AND WARRANTS TO BUYER:

      (i) THAT BRAD HAS GOOD AND MARKETABLE TITLE TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO THE AIRCRAFT AND THE GOOD AND LAWFUL RIGHT TO SELL THE SAME; AND

      (ii) THAT GOOD AND MARKETABLE TITLE TO THE AIRCRAFT IS HEREBY DULY VESTED IN BUYER FREE AND CLEAR OF ALL CLAIMS, LIENS, ENCUMBRANCES AND RIGHTS OF OTHERS OF ANY NATURE. CANADAIR HEREBY COVENANTS AND AGREES TO DEFEND SUCH TITLE FOREVER AGAINST ALL CLAIMS AND DEMANDS WHATSOEVER.

THIS FULL WARRANTY BILL OF SALE IS GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

IN WITNESS WHEREOF, CANADAIR AND BUYER HAVE CAUSED THIS INSTRUMENT TO BE EXECUTED AND DELIVERED BY ITS DULY AUTHORIZED OFFICERS.

BUYER                                            BOMBARDIER INC.

-----------------                                -----------------

TITLE                                            TITLE

DATE                                             DATE




                                      -F1-

                                    EXHIBIT G

                                  CHANGE ORDER


                                      -G1-

--------------------------------------------------------------------------------


                              CONTRACT CHANGE ORDER

--------------------------------------------------------------------------------

   PURCHASER:

--------------------------------------------------------------------------------

   PURCHASE AGREEMENT NO.:                                   AIRCRAFT TYPE:

   C.C.O. NO.:                                               DATED:



   PAGES AFFECTED:
--------------------------------------------------------------------------------


   THIS AGREED CHANGE WAS THE SUBJECT OF DISCUSSION AND WAS ACCEPTED BY BOTH BRAD AND COMAIR, INC.



   1.0        TITLE OF CHANGE



   2.0        DESCRIPTION OF CHANGES



   3.0        REASON FOR CHANGE



   4.0        OTHER MATTERS



              4.1     OTHER



              4.1.1 This Contract Change Order No. ____ (the "Change Order") and the matters referred to herein constitute the entire agreement between BRAD and Comair and supersede and cancel all prior representations, brochures, alleged warranties, statements, negotiations, undertakings, letters, memorandums of agreement, acceptances, agreements, understandings, contracts and communications, whether oral or written, between BRAD and Comair or their respective agents, with respect to or in connection with the subject matter of this Change Order.

              4.1.2 All other terms and conditions of the Agreement remain unchanged.


--------------------------------------------------------------------------------




                                      -G2-

--------------------------------------------------------------------------------

   5.0        DELETE THE NON-APPLICABLE ARTICLES

              5.1     DELETE THE NON-APPLICABLE ARTICLES

              5.1.1 THE CHANGE DESCRIBED IN THIS CHANGE NOTICE IS INTRODUCED UNDER THE PROVISIONS OF ARTICLE 7.1 - AGREED CHANGE:

              5.1.2        BOTH BUYER AND BRAD AGREE TO THE ABOVE CHANGE UNDER
                           ARTICLE 7 OF THE AGREEMENT WITH THE EFFECTS AS SHOWN.


   6.0        OTHER MATTERS



















      ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT WILL REMAIN UNCHANGED
--------------------------------------------------------------------------------

   FOR AND ON BEHALF OF:                            FOR AND BEHALF OF:

   BOMBARDIER INC.                                  COMAIR, INC.


   ---------------------------                      -------------------------
   Bombardier Regional Aircraft                     Comair, Inc.
   Division
   Date:  ____________________                      Date:  __________________

--------------------------------------------------------------------------------



                                      -G3-

                                  EXHIBIT H


                               AIRLINE SERVICES
                               ----------------






                                     -H1-

                                    EXHIBIT H
                                TABLE OF CONTENTS


ARTICLE 1 - TECHNICAL SUPPORT
-----------------------------

1.1      Factory Service

1.2      Field Service Representative
         1.2.1    Period
         1.2.2    Responsibility
         1.2.3    Travel
         1.2.4    Office Facilities

1.3      Maintenance Planning Support
          1.3.1   Scheduled Maintenance Task Cards
          1.3.2   In-Service Maintenance Data

1.4      Additional Services

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT
------------------------------------------------------

2.1      Definition

2.2      Applicability

2.3      Term

2.4      Buyer's Purchase Orders

2.5      Communications

2.6      Prices and Delivery

2.7      Shipment

2.8      Packing

2.9      Documents

2.10     Payment





                                     -H2-

2.11     Purchase of Canadair Parts
         2.11.1   Purchase of Canadair Parts from Other Sources
         2.11.2   Purchase of Canadair Parts from Other Approved Sources
         2.11.3   Buyer's Right to Purchase, Redesign or Manufacture Parts
         2.11.4   Notice to Canadair of Redesigned Parts

2.12     Vendor Parts
         2.12.1   Terms and Conditions
         2.12.2   Vendor Backstop

2.13     Provisioning
         2.13.1   Preprovisioning/Provisioning Conference
         2.13.2   Initial Provisioning Documents
         2.13.3   Repurchase of Canadair Parts and Vendor Parts
         2.13.4   Initial Provisioning Orders

2.14     General
         2.14.1   Quotations
         2.14.2   Lease of Canadair Parts and Vendor Parts
         2.14.3   Canadair Parts Data Specifications
         2.14.4   Warranty
         2.14.5   Additional Terms and Conditions




                                     -H3-

ARTICLE 3 - TECHNICAL DATA
--------------------------

3.1      Technical Data Provided

3.2      ATA Specifications

3.3      Shipment

3.4      Revision Service

3.5      Proprietary Technical Data

3.6      Vendor Parts Service Bulletins

3.7      Drawings

3.8      Warranty

3.9      Technical Assistance

ARTICLE 4 - TRAINING
--------------------

4.1      General Terms
         4.1.1   Description
         4.1.2   Location
         4.1.3   Expenses
         4.1.4   Course Standard and Training Manual
         4.1.5   Training Conferences
         4.1.6   Timing

4.2      Pilot Simulator Training

4.3      Maintenance Training
         4.3.1   Requirements
         4.3.2   Intentionally deleted
         4.3.3   Vendor Training
         4.3.4   Training Aids and Materials
         4.3.5   Specialist Training
         4.3.6   Recurrent Training

4.4      General Familiarization Course



                                     -H4-

ARTICLE 5 - HOLD HARMLESS AND INSURANCE
---------------------------------------

5.1      Hold Harmless

5.2      Insurance

5.3      Disclaimer

5.4      Acknowledgement

ARTICLE 6 - GENERAL CONDITIONS
------------------------------

6.1      Definitions

6.2      Price

6.3      Assignment

6.4      Provision of Information

6.5      Vendor Support


ANNEX A
-------

List of Technical Data




                                     -H5-

                                    EXHIBIT H
                                    ---------

                                AIRLINE SERVICES
                                ----------------


The following Airline Support Services are those services to which reference is made in Article 13 of the Agreement to which this Exhibit is attached.

ARTICLE 1 - TECHNICAL SUPPORT

1.1      Factory Service
         ---------------

         BRAD agrees to maintain or cause to be maintained the capability to respond to Buyer's technical inquiries, to conduct investigations concerning repetitive maintenance problems and to issue findings and recommend action thereof. This service shall be provided for as long as { * } of the CL-600-2B19 aircraft remain in commercial air transport service.

1.2      Field Service Representative
         ----------------------------

         1.2.1        Period

                      BRAD shall assign { * }field service representatives ("FSR") to Buyer's main base of operation in Cincinnati and Florida or other location as may be mutually agreed. Such assignment shall be until delivery of the last Aircraft. The FSR assignment may be extended on terms and conditions to be mutually agreed upon.


                     *Material designated by an asterisk on pages H6, H8-10,
                      H12-21, H23-27, H29 and HA1-HA4 has been omitted pursuant to a request for confidential treatment.
                      Such material has been filed separately with the Commission.



                                     -H6-

         1.2.2        Responsibility
                      --------------

                      The FSRs shall be licensed mechanics by the FAA or equivalent. The FSR's responsibility shall be to provide technical advice to Buyer for the line maintenance and operation of the Aircraft systems and troubleshooting during scheduled and unscheduled maintenance through Buyer's designated personnel. The FSRs shall provide on the job training to Buyer's personnel as requested at the line maintenance level.

         1.2.3        Travel
                      ------

                      If requested by Buyer the FSR may, at Buyer's expense, travel to another location to provide technical advice to Buyer. Buyer's expenses will include travel, lodging and incidental expenses incurred by the FSR.

         1.2.4        Office Facilities
                      -----------------

                      Buyer shall furnish the FSR, for business purposes only, at no charge to BRAD, suitable and exclusive office facilities and related equipment including desk, file cabinet and access to telephone conveniently located at Buyer's main base of operation or other location as may be mutually agreed.

1.3      Maintenance Planning Support
         ----------------------------

         1.3.1        Scheduled Maintenance Task Cards
                      --------------------------------

                      At Buyer's request, BRAD shall provide a proposal for task cards produced to Buyer's format.



                                     -H7-

         1.3.2        In-Service Maintenance Data
                      ---------------------------

                      Buyer agrees to provide BRAD in-service maintenance data in order to provide updates to BRAD's recommended maintenance program. Buyer's Reliability Control Program Report as provided to the FAA shall be acceptable to BRAD for this purpose.

1.4      Additional Services
         -------------------

         At Buyer's request, BRAD shall provide a proposal to provide such additional support services as the parties may agree upon, which may include special investigations, maintenance and repair of the Aircraft.

ARTICLE 2 - SPARE PARTS, GSE, TOOLS AND TEST EQUIPMENT
------------------------------------------------------

2.1      Definition
         ----------

         2.1.1 In this Article 2, the following words and expressions shall have the following meaning:

                      a.     "BRAD Parts":

                             spare parts, ground support equipment, tools and test equipment which bear a BRAD Part Number and/or an in-house Cage Number in the BRAD provisioning file as that expression is defined in { * }.

                      b.     "Power Plant Parts":

                             any power plant or power plant part or assembly carrying the power plant manufacturer's part number or any part furnished by the engine manufacturer for incorporation on the Aircraft.

                      c.     "Vendor Parts":

                             any parts or items of equipment which are not BRAD Parts or Power Plant Parts.


                                     -H8-

2.2      Applicability
         -------------

         The terms and conditions hereof shall apply to all orders for BRAD Parts, Power Plant Parts and Vendor Parts placed by Buyer with BRAD in lieu of any terms and conditions in Buyer's purchase orders. Buyer's purchase order terms and conditions that do not conflict with this Agreement shall apply.

2.3      Term
         ----

         As long as at least { * } aircraft of the CL-600-2B19 type aircraft purchased hereunder are operated in commercial air transport service, BRAD shall maintain, or cause to be maintained, a reasonable stock of BRAD Parts.

2.4      Buyer's Purchase Orders
         -----------------------

         Buyer agrees that orders placed with BRAD shall conform to the requirements and procedures contained in { * }, as applicable to Buyer.

2.5      Communications
         --------------

         Buyer may place orders with BRAD for BRAD Parts, Power Plant Parts and Vendor Parts by any method of order placement (including but not limited to SITA, ARINC, telecopier, telex, facsimile, telephone or other telecommunication system or hard copy purchase order). Purchase order status and actions related to shipment of BRAD Parts shall be generally consistent with the provisions of the World Airline Suppliers Guide and the applicable portions of { * }as applicable to Buyer.




                                     -H9-

2.6      Prices and Delivery
         -------------------

         Prices for commonly used BRAD Parts shall be published in the Spare Parts Price Catalogue which shall be developed taking into account { * }. { * }. Prices for non-listed BRAD Parts shall be as quoted from time to time by BRAD on request from Buyer. BRAD shall use reasonable efforts as indicated in Article 2.12 below to require its major Vendors to maintain any published price for their Power Plant Parts and Vendor Parts { * } { * }

2.7      Shipment
         --------

         2.7.1 BRAD Parts, Power Plant Parts and Vendor Parts ordered from BRAD shall be delivered F.O.B. BRAD's designated facilities.

         2.7.2 BRAD shall use reasonable efforts so that shipment of BRAD Parts to Buyer be as follows:

                      a.     AOG Orders
                             ----------

                             Ship AOG orders within four (4) hours of receipt of order. Buyer's affected Aircraft factory production number shall be required on AOG orders;




                                    -H10-

                      b.     Critical Orders
                             ---------------

                             Ship critical orders within twenty-four (24) hours of order receipt;

                      c.     Expedite Orders
                             ---------------

                             Ship expedite orders within seven (7) calendar days of order receipt;

                      d.     Initial Provisioning Orders
                             ---------------------------

                             Prior to the Delivery Date of the first Aircraft or as may be mutually agreed; and

                      e.     Other Orders
                             ------------

                             Shall be shipped approximately thirty (30) calendar days after BRAD's receipt of Buyer's order. Shipment of non-stock BRAD Parts shall be in accordance with quoted leadtimes or leadtimes published in the current Spare Parts Price Catalogue, procurement data or provisioning data. Vendor Parts shall be delivered per the Vendor's quoted leadtime plus BRAD's internal processing time.

         2.7.3 In the event that BRAD Parts are not in stock to support shipment of AOG and Critical Orders within leadtimes stated in Article 2.7.2 a. and b., BRAD shall remove such BRAD Parts from production aircraft and provide Buyer a firm shipping schedule within four (4) hours for AOG and twenty-four (24) hours for Critical after receipt of Buyer's order. In the event the BRAD Part is no longer in production, the BRAD Part would then be manufactured on a Critical Order priority basis.



                                    -H11-

         2.7.4        {  *  }

2.8      Packing
         -------

         All prices shall include packing in accordance with ATA Specification 300 Category II. All AOG orders shall be handled, processed, packed and shipped separately.

2.9      Documents
         ---------

         BRAD shall include packing sheets with all shipping containers. BRAD shall also include with the container a copy of the invoice for customs clearance. BRAD agrees to notify Buyer when the material is shipped and shall provide carrier's reference information (waybill number).

2.10     Payment
         -------

         Payment terms shall be net thirty (30) calendar days of invoice date for established open accounts. Any overdue amount shall bear interest from the due date until actual payment is received by BRAD at an annual rate of interest equal to { * }. Buyer will notify BRAD if the invoice has been received late and an agreement will be reached between the parties, after due consideration of the circumstances, as to the extension of the discount. { * }.




                                    -H12-

2.11     Purchase of BRAD Parts
         ----------------------

         2.11.1       Purchase of BRAD Parts from Other Sources
                      -----------------------------------------

                      In consideration of BRAD's obligations to maintain a reasonable stock of BRAD Parts for as long as at least
                      { * } aircraft of the CL-600-2B19 type aircraft purchased hereunder are operated in commercial air transport service, Buyer agrees to purchase BRAD Parts only from BRAD or from airlines operating the same type aircraft purchased herein. Buyer may however purchase BRAD Parts from any source whatsoever, redesign BRAD Parts, or have them redesigned, manufacture BRAD Parts, or have them manufactured, under the following conditions:

                      a. When { * } aircraft of the type purchased hereunder are operated in scheduled commercial air transport service; or

                      b. Any time BRAD fails to fulfill its obligations hereunder; or

                      c. Any time BRAD Parts are needed to effect emergency repairs on the Aircraft, provided that such purchase, redesign or manufacture by or from sources other than BRAD allows Buyer to obtain BRAD Parts in less time than BRAD requires to furnish them; or

                      d. If Buyer has notified BRAD in writing that any BRAD Parts are defective or unsatisfactory in use and if, within a reasonable period thereafter, BRAD has not provided a satisfactory resolution or made redesigned BRAD Parts available.

                      e.     If the Agreement is terminated by Buyer as per
                             Article 18.3 thereof.




                                    -H13-

         2.11.2       Purchase of BRAD Parts from Other Approved Sources
                      --------------------------------------------------

                      Buyer may obtain BRAD Parts from any source provided that such source is approved by BRAD or the FAA and provided that such BRAD Parts are for Buyer's use only.

         2.11.3       Buyer's Right to Purchase, Redesign or Manufacture
                      --------------------------------------------------

                      Buyer's right to purchase, redesign or to have redesigned or manufacture or to have manufactured BRAD Parts under the preceding Article 2.11.1 shall not be construed as a granting of a license by BRAD and shall not obligate BRAD to disclose Technical Data or other information nor to the payment of any license fee or royalty or create any obligation whatsoever to BRAD, and BRAD shall be relieved of any obligation or liability with respect to patent infringement in connection with any such redesigned part.

         2.11.4       Notice to BRAD of Redesigned Parts
                      ----------------------------------

                      {  *  }







                                    -H14-

2.12     Vendor Parts
         ------------

         2.12.1       Terms and Conditions
                      --------------------

                      Notwithstanding the provisions outlined in 2.12.2 herein, BRAD shall not be obligated to maintain a stock of Vendor Parts. BRAD agrees to use reasonable efforts to require its Vendors to comply with the terms and conditions of this Article 2 as they apply to Vendor Parts. Vendor Parts shall be delivered per the Vendor's quoted lead time plus BRAD's internal processing time.

2.12.2   {  *  }




                                    -H15-

2.13     Provisioning
         ------------

         2.13.1       Preprovisioning/Provisioning Conference
                      ---------------------------------------

                      Preprovisioning and provisioning conferences shall be convened on dates to be mutually agreed to between Buyer and BRAD in order to:

                      a. acquaint Buyer with BRAD's provisioning system and available data;

                      b.     plan the provisioning program; and

                      c. assist Buyer in the BRAD Parts and Vendor Parts selection process.

         2.13.2       Initial Provisioning Documentation
                      ----------------------------------

                      Initial provisioning documentation for BRAD Parts and Vendor Parts shall be provided by BRAD as follows:

                      a. BRAD shall provide, as applicable to Buyer, no later than { * } months prior to the Scheduled Delivery Date of the first Aircraft or as may be mutually agreed, the initial issue of provisioning files as required by the following:

                             1) ATA Specification { * }, as may be amended by BRAD)




                                    -H16-

                             Revisions to provisioning data shall be issued by BRAD { * } following the Delivery Date of the last Aircraft or as may be mutually agreed.

                      b. For provisioning under Article 2.13.2 a. 2) above, BRAD shall provide, as required by Buyer, all data files defined in Chapter 1 of ATA Specification
                             { * }.

                      c. The Illustrated Parts Catalogue designed to support provisioning shall be issued concurrently with provisioning data files and revised at { * } calendar day intervals.

         2.13.3       Repurchase of BRAD Parts and Vendor Parts
                      -----------------------------------------

                      BRAD shall repurchase from Buyer sixty { * } after the beginning of revenue service of Buyer's first Aircraft of the thirty (30) Aircraft purchased under this Agreement, any surplus BRAD Parts and Vendor Parts ("Repurchased Parts") recommended by BRAD and purchased by Buyer from BRAD as part of the initial provisioning order. Initial provisioning order(s) shall include the order or orders placed on BRAD by Buyer prior to the Delivery Date of the first Aircraft.

                      BRAD's obligation and liability shall be limited to the following conditions:

                      a. the Repurchased Parts must be from Buyer's initial provisioning order, based on BRAD's minimum recommendations;




                                    -H17-

                      b. the Repurchased Parts which have been installed on an Aircraft or other aircraft or are not in the same condition including ATA Specification { * } standard of packing and crating as when first delivered to Buyer shall not qualify;

                      c. transportation charges for the return of the Repurchased Parts to BRAD's designated facility shall be for the account of BRAD. Buyer agrees to use reasonable efforts to ship the Repurchase Parts via COMAT on Buyer airline closest destination to BRAD's designated facility.

                      d. Buyer to provide BRAD with a minimum of sixty { * } months stated above of its intention to return such Repurchased Parts. Such notice shall identify the quantity and part number of each of the Repurchased Parts.

                      Upon receipt by BRAD of the Repurchased Parts in accordance with the above, BRAD shall issue to Buyer { * }. Such { * }

         2.13.4       Initial Provisioning Orders
                      ---------------------------

                  BRAD Parts and Vendor Parts purchased from BRAD by the Buyer for initial provisioning requirements that BRAD is unable to deliver as agreed in Article 2.7.2 d. and which affect the Aircraft operation shall be provided to the Buyer on an AOG or Critical basis as the case may be.



                                    -H18-

2.14     General
         -------

         2.14.1       Quotations
                      ----------

                      Price and delivery quotations for non-listed BRAD Parts and Vendor Parts shall be held firm for { * }days.

         2.14.2       Lease of BRAD Parts
                      -------------------

                      BRAD shall develop and introduce a program prior to the Delivery Date of the first Aircraft to lease certain BRAD Parts which are selected by BRAD to be insurance parts as referred to in Article 2.7.3 above.

         2.14.3       BRAD Parts Data Specifications
                      ------------------------------

                      BRAD shall generally comply with ATA Specification { * } or later revisions as BRAD may adopt from time to time.

         2.14.4       Warranty
                      --------

                      BRAD Parts and Vendor Parts purchased or furnished under this Agreement shall be covered by the applicable warranty provisions and the terms and conditions set forth in
                      Article 1 and Article 2 of Exhibit J.




                                    -H19-

         2.14.5       Additional Terms and Conditions
                      -------------------------------

                      BRAD's sales order shall incorporate the terms and conditions stated herein. Additional terms and conditions applicable at time of receipt of each order from Buyer may be added providing such terms and conditions do not conflict with the terms and conditions provided herein. Such additional terms and conditions shall be provided to Buyer at least ninety (90) calendar days prior to their effective date.

ARTICLE 3 - TECHNICAL DATA
--------------------------

3.1      Technical Data Provided
         -----------------------

         BRAD shall furnish to Buyer the technical data described in Annex A attached hereto ("Technical Data"). The Technical Data shall provide information on items manufactured according to BRAD's detailed design and in those units of measures used in the Specification or as may otherwise be required to reflect Aircraft instrumentation as may be mutually agreed. The Technical Data and revisions thereto shall be prepared in the English language.

3.2      ATA Specifications
         ------------------

         Unless otherwise noted in Annex A, all Technical Data shall be prepared generally in accordance with { * }

3.3      Shipment
         --------

         All Technical Data provided hereunder shall be delivered to Buyer F.O.B. BRAD's designated facilities and at the time indicated in Annex A.




                                    -H20-

3.4      Revision Service
         ----------------

         A revision service shall be provided for the Technical Data for a period of { * } after delivery of the last Aircraft to Buyer. The applicability of revision service for the Technical Data shall be as described in Note 5 of Annex A.

3.5      Proprietary Technical Data
         --------------------------

         It is understood and Buyer acknowledges that the Technical Data provided herein is proprietary to BRAD and all rights to copyright belong to BRAD and shall be kept confidential by Buyer. Buyer agrees to use the Technical Data solely as allowed by the Agreement. Technical Data shall not be disclosed to third parties or used by Buyer or furnished by Buyer for the design or manufacture of any aircraft or spare parts including BRAD Parts or items of equipment, except as allowed by the Agreement or if the Agreement is terminated by Buyer as per Article 18.3 thereof.

3.6      Vendor Parts Service Bulletins
         ------------------------------

         BRAD shall control Vendor Parts modification status by issuance of cover service bulletins for each Vendor Service Bulletin. BRAD may give Buyer advance notice of approval for Vendor Service Bulletins prior to formal publication of the cover service bulletins.

3.7      Drawings
         --------

         BRAD shall provide to Buyer top level aircraft drawings. Any other drawings requests shall be reviewed on a case-by-case basis with the BRAD Field Service Representative.

3.8      Warranty
         --------

         The warranty to BRAD's Technical Data provided hereunder is set forth in Article 1 of Exhibit J.




                                    -H21-

3.9      Technical Assistance
         --------------------

         At Buyer's request, BRAD shall provide drawings and technical assistance with regard to retrofit installations on existing Aircraft that result from Airworthiness Directives and Service Bulletins.

ARTICLE 4 - TRAINING
--------------------

4.1      General Terms
         -------------

         4.1.1        Description
                      -----------

                      The objective of the following training programs ("Programs") is to familiarize, train and assist Buyer's personnel in the introduction, operation and maintenance of the Aircraft. BRAD shall offer to the Buyer the Programs in the English language.

         4.1.2        Location
                      --------

                      The Programs shall be conducted at a BRAD designated facility. At Buyer's request the Programs may be conducted at Buyer's facility in which case Buyer shall be responsible for all costs associated with such request.

         4.1.3        Expenses
                      --------

                      Buyer shall be responsible for all travel and living expenses of Buyer's personnel incurred in connection with the Programs.

         4.1.4        Course Standard and Training Manual
                      -----------------------------------

                  The Programs shall be designed to reflect the configuration of the Aircraft and may include difference training to identify such configuration. Manuals which are provided during the Programs exclude revision service.



                                    -H22-

         4.1.5        Training Conferences
                      --------------------

                      The Programs shall include flight crew and maintenance training conferences held no later than twelve (12) months prior to the Scheduled Delivery Date of the first Aircraft to Buyer to establish the Programs' schedules and contents.

         4.1.6        Timing
                      ------

                      The Programs shall be completed prior to the Delivery Date of the last Aircraft purchased herein.

4.2      Pilot Simulator Training
         ------------------------

         4.2.1        BRAD will provide access to the {  *  }

         4.2.2 In the event the required number of training slots are not available on the { * } for training of Comair flight crew as a result of the simulator being fully utilized or inoperative due to maintenance downtime, BRAD will use reasonable efforts, to secure time { * }. BRAD shall provide a schedule of training slots available to Comair in 1998 and 1999 at the Montreal training centre. Comair and BRAD shall then agree { * } in advance of Comair's desired training dates on the training slots to be reserved for Comair.




                                    -H23-

4.3      Maintenance Training
         --------------------

         4.3.1        Requirements and Student Course Allocation

                      BRAD shall provide training for a combination of { * } maintenance technicians or { * } avionics technicians, or any other combination thereof per Aircraft. As may be mutually agreed upon, Buyer may reallocate students among the courses. The Maintenance Training shall be designed to meet the requirements of the DOT for an Aircraft Maintenance Engineer Licence (AME-M or AME-E) or FAA equivalent. The training is also designed for maintenance instructors, supervisory personnel and senior aircraft maintenance engineers (AME-M or AME-E) or mechanics. Buyer's personnel attending BRAD's training courses shall receive corresponding paper copies of appropriate training material including { * } of the Maintenance Training Manual used during the training. Individual courses defined in this Maintenance Training shall be based on BRAD's standard course syllabus.

                      Additionally, BRAD shall provide { * } of simulator time on the Flight Training Device { * } per Aircraft.




                                    -H24-

         4.3.2        Course Descriptions
                      -------------------

                      a.     Airframe and Power Plant Systems Maintenance Course
                             ---------------------------------------------------

                             This course shall emphasize detailed systems description, operations and routine line maintenance practices including ground run-up procedures. The course material shall be principally mechanical with electrical information for overall systems comprehension. This course shall be designed for maintenance instructors, supervisory personnel, aircraft maintenance engineers (AME-M) and inspectors. The course duration shall be a maximum of { * } working days;

                      b.     Electrical and Avionics Systems Maintenance Course
                             --------------------------------------------------

                             This course shall emphasize detailed system description, operation and routine line maintenance practices. The course material shall be principally electrical and avionics and includes mechanical information for overall systems comprehension. This course shall be designed for electrical and avionics instructors, supervisory personnel, aircraft maintenance engineers (AME-E avionics) and inspectors. The course duration shall be a maximum of { * } working days;




                                    -H25-

                      c.     Line Maintenance Airframe and Power Plant Systems
                             -------------------------------------------------
                             Course
                             ------

                             This course shall emphasize routine line maintenance practices related to turnaround, through-flight and overnight tasks. The course shall contain mechanical and electrical information for overall systems comprehension and shall be designed for line maintenance technicians. The course duration shall be a maximum of { * } working days;

                      d.     Line Maintenance Electrical and Avionics Systems
                             ------------------------------------------------

                             This course shall emphasize routine line maintenance practices related to turnaround, through-flight and overnight tasks. The course shall contain electrical and avionics information and shall be designed for line maintenance technicians. The course duration shall be a maximum of { * } working days; and

                      e.     Ground Handling Course
                             ----------------------

                             This course shall provide ramp service personnel with training to be able to tow and park Aircraft and perform routine ramp servicing tasks. Such training shall be conducted in class and by demonstration on Buyer's Aircraft after Delivery Date. The course duration shall be a maximum of { * } working days.

         4.3.3        Vendor Training
                      ---------------

                      If requested by Buyer, BRAD shall assist Buyer to obtain at Buyer's cost and expense Vendor maintenance training for overhaul of major components.




                                    -H26-

         4.3.4        Training Aids and Materials
                      ---------------------------

                      BRAD shall provide to Buyer a list of training aids and materials used to conduct BRAD's standard training as detailed above. Revision for such training aids shall be through delivery of the last Aircraft purchased herein, { * }.

         4.3.5        Specialist Courses
                      ------------------

                      At Buyer's request, BRAD shall make a proposal for specialist courses which may be derived from BRAD's standard courses.

         4.3.6        Recurrent Training
                      ------------------

                      At Buyer's request and expense, BRAD shall provide to Buyer DOT or FAA approved training for maintenance recurrent training designed for Buyer's maintenance personnel which will have received the training as identified in Article 4.3.2 hereof. The recurrent training will be provided through delivery of the last Firm Aircraft purchased herein, { * }.

4.4      General Familiarization Course
         ------------------------------

         4.4.1 At Buyer's request and expense, BRAD shall assist in arranging a General Familiarization course. The course shall generally describe the Aircraft, its maintenance and support requirements. This course is designed for Buyer's facilities planning, parts provisioning and aircraft management personnel. The course duration shall be for a maximum of { * } working days.



                                    -H27-

ARTICLE 5 - HOLD HARMLESS AND INSURANCE
---------------------------------------

5.1        HOLD HARMLESS
           -------------

5.1.1 NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, THE BUYER AGREES TO RELEASE, INDEMNIFY AND HOLD HARMLESS BRAD, ITS SUBSIDIARIES, AFFILIATES, CAE ELECTRONICS LTD. AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS ("THE INDEMNIFIED PARTIES') FROM AND AGAINST ALL LOSS, COST, DAMAGE, EXPENSE, OR LIABILITY WHATSOEVER BY REASON OF PERSONAL INJURY (INCLUDING DEATH), OTHER THAN INJURY OR DEATH TO AN INDEMNIFIED PARTY, OR LOSS OF OR DAMAGE TO PROPERTY (INCLUDING LOSS OF OR DAMAGE TO THE AIRCRAFT), OTHER THAN PROPERTY OF AN INDEMNIFIED PARTY, SUSTAINED BY ANY PERSON(S), (INCLUDING BUT NOT LIMITED TO ANY OF BUYER'S DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS), DIRECTLY OR INDIRECTLY DUE TO OR ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE BY THE INDEMNIFIED PARTIES OF SERVICES (BUT EXCLUDING MAINTENANCE PERFORMED) PURSUANT TO SECTIONS 1.1, 1.2, 1.3, AND 4.3 OF THIS EXHIBIT H AND WHETHER OR NOT DUE TO THE ACTUAL OR IMPUTED NEGLIGENCE OF THE INDEMNIFIED PARTIES. THIS INDEMNITY SHALL NOT APPLY TO LEGAL LIABILITY TO PERSONS OR PARTIES ARISING OUT OF AN ACCIDENT CAUSED BY A DEFECT IN THE DESIGN OR MANUFACTURE OF THE AIRCRAFT.

5.1.2 BRAD HEREBY RELEASES AND AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS BUYER, ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS FROM AND AGAINST ALL LIABILITIES, CLAIMS, DAMAGES, LOSSES, COSTS AND EXPENSES FOR INJURY TO OR DEATH OF ANY DIRECTORS, OFFICERS, AGENTS AND EMPLOYEES OF BRAD, ITS SUBSIDIARIES OR AFFILIATES ARISING DIRECTLY OR INDIRECTLY OUT OF OR IN CONNECTION WITH ANY SERVICES PROVIDED UNDER SECTIONS 1 AND 4 OF THIS EXHIBIT H.




                                    -H28-

5.2        Insurance

           At all times during flight training with BRAD pilots in the Aircraft after delivery, Buyer shall secure and maintain in effect, at its own expense, a liability insurance policy covering public liability, passenger, crew, property and cargo damage in amounts not less than { * } for any single occurrence. The Buyer's liability policy shall name BRAD (and its affiliates) as additional insured.

           In addition, with respect to Buyer's hull insurance policy, Buyer shall cause the hull insurance carrier to waive all rights of subrogation against BRAD.

5.3        DISCLAIMER

           THE OBLIGATIONS, DUTIES AND LIABILITIES ON THE PART OF BRAD UNDER THIS EXHIBIT H ARE EXCLUSIVE AND IN LIEU OF AND ARE ACCEPTED BY BUYER AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER CONDITIONS, REPRESENTATIONS, WARRANTIES, OBLIGATIONS, DUTIES AND LIABILITIES ON THE PART OF BRAD EXPRESS OR IMPLIED REGARDING CUSTOMER SUPPORT SERVICES ARISING BY LAW IN CONTRACT IN TORT OR OTHERWISE BY REASON OF THE SERVICES, SPARE PARTS, GSE, TOOLS, TEST EQUIPMENT, TECHNICAL DATA OR TRAINING DELIVERED OR RENDERED HEREUNDER.

5.4        ACKNOWLEDGEMENT

           BUYER AND BRAD STATE AND AGREE THAT THIS EXHIBIT H, INCLUDING BUT NOT LIMITED TO THIS ARTICLE 5, HAS BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND IS FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE PRICE OF THE AIRCRAFT AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THIS EXHIBIT H AND THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED IN THIS ARTICLE 5.





                                    -H29-

ARTICLE 6 - GENERAL
-------------------


6.1  Definitions
     -----------

     Unles otherwise expressly defined herein, the terms used in this Exhibit shall have the same meaning as given to them in the Agreement.

6.2  Price
     -----

     The Airlines Services described in this Exhibit are provided by BRAD in consideration of the purchase and payment by Buyer for the Aircraft described in the Agreement and unless otherwise expressly provided herein the prices of the Customer Support Services are included in the Base Price described in Article 4 of the Agreement.

6.3  Assignment
     ----------

     The terms and conditions of this Exhibit H are personal to Buyer and are subject to the provisions of Article 129 of the Agreement.

6.4  Provision of Information
     ------------------------

     Buyer agrees that the quality and reliability of BRAD's services provided hereunder is dependent upon the quality and reliability of the relevant data and information provided by Buyer regarding the operation, maintenance and performance of the Aircraft.

6.5  Vendor Support
     --------------

     The Customer Support Services described in this Exhibit exclude Vendor Parts, but BRAD has made or shall make reasonable efforts to obtain from Vendors services in support of Vendor Parts, all as set forth herein.



                                    -H30-

                                  EXHIBIT H
                                   ANNEX A


                            LIST OF TECHNICAL DATA
                            ----------------------

ITEM

1       DOC       DOCUMENT
                  Title of Technical Data provided.

2       CONFIG    CONFIGURATION
                  G = Contains data common to all
                  aircraft of the same type (Generic).
                  O.S.C.

3       MEDIUM    Buyer selects one of the following media
                  specified in the table:
                  1  = Print two sides
                  2  = Microfilm
                  3  = Print on side
                  4  = Laminated Cardboard
                  5  = {  *  }

4       REVISION  Y  = Periodic revision service applies
                  N  = Revision service not applicable
                  S  = Revised as required by BRAD

5       QUANTITY
        (Number)     = Quantity per the Agreement
        (Number) PER = Quantity per Aircraft

6       DELIVERY
                 ADT  =  At time of the Delivery Date of
                         the first Aircraft.
                 PTD  =  Prior to the Delivery Date of
                         each or the first Aircraft
                         (as applicable).
                 STA  =  Subject to availability

                                    -HA1-

7       ATA     Y  =  Document is per ATA
                      Specification 100, Revision 26.
                N  =  Document is to BRAD's existing
                      commercial practices. With the
                      delivery of the first Aircraft,
                      BRAD will provide to Buyer at no
                      additional charge on set of the
                      technical manuals listed below:

        {  *  }




                                    -HA2-

NOTE 1 : REVISION SERVICE

         A. Revision services shall only be available for { * } following the Delivery Date of Buyer's first Aircraft. Subsequent revision service shall be provided dependent upon incorporation of BRAD issued Service Bulletins.

         B. Revisions to the Technical Data to reflect the Aircraft at Delivery Date shall be provided to Buyer within [ * ] following the Delivery Date of each of the Aircraft, respectively.

         C. Provided the revision service is being supplied under the terms of this Agreement or by subsequent purchase order, BRAD shall incorporate in the applicable documents all applicable BRAD originated Service Bulletins in a regular revision following formal notification by Buyer that such Service Bulletins shall be accomplished on the Buyer's Aircraft. The manuals shall then contain both original and revised configuration until Buyer advises BRAD in writing that one configuration is no longer required.

         D. [ * ]

         E. The [ * ] shall include a [ * ] per copy at no additional charge to Buyer.

NOTE 2 : SERVICE BULLETINS
         Aperture cards of the service drawing(s) will be provided in lieu of drawings when practical.

NOTE 3 : MAINTENANCE PROGRAM DOCUMENT
         This manual provides the basis for Buyer's initial maintenance program.

                                    -HA3-

NOTE 4 : AIRCRAFT CHARACTERISTICS FOR AIRPORT PLANNING
         This manual contains data on Aircraft ground maneuver and handling.

NOTE 5 : ON-BOARD WIRING DIAGRAM BOOK
         This book contains wiring diagrams for interim reference until the Wiring Diagram Manual is revised to reflect the Aircraft at the Delivery Date.

NOTE 6 : PASSENGER INFORMATION CARDS
         BRAD will provide [ * ] reproductible electronic master for the preparation of passenger information cards. For an additional cost, subject to negotiation, BRAD will provide full colour laminated passenger information cards in quantities required.


                                    -HA4-

                                    EXHIBIT J



                        WARRANTY AND SERVICE LIFE POLICY
                        --------------------------------











                                      -J1-

                                    EXHIBIT J

                        WARRANTY AND SERVICE LIFE POLICY

ARTICLE 1 - CANADAIR WARRANTY
-----------------------------

1.1         Warranty
1.2         Warranty Period
1.3         Repair, Replacement or Rework
1.4         Claims Information
1.5         BRAD's Approval
1.6         Timely Corrections
1.7         Labour Reimbursement
1.8         Field Repair Team
1.9         Approval, Audit, Transportation and Waiver
1.10        Limitations
1.11        Normal Usage
1.12        Overhaul of Warranty Parts
1.13        No Fault Found

ARTICLE 2 - VENDOR WARRANTIES
-----------------------------

2.1         Warranties from Vendors
2.2         Vendor Backstop
2.3         BRAD's Interface Commitment

ARTICLE 3 - SERVICE LIFE POLICY
-------------------------------

3.1         Applicability
3.2         Term
3.3         Price
3.4         Conditions and Limitations
3.5         Coverage
3.6         Assignment
3.7         Covered Component

ARTICLE 4 - GENERAL
-------------------

ANNEX A - Covered Components



                                      -J2-

                                    EXHIBIT J

                        WARRANTY AND SERVICE LIFE POLICY


This Exhibit J contains the terms and conditions applicable to the warranty (the "Warranty") and service life policy (the "SLP") to which reference is made in
Article 13 of the Agreement to which this Exhibit is attached.

ARTICLE 1 - WARRANTY
--------------------

1.1      Warranty
         --------

         1.1.1 Subject to Article 2 hereof, BRAD warrants that, at the Delivery Date:

                      a. the Aircraft shall conform to the Specification, except that any matter stated in the Specification as type characteristics, estimates or approximations is excluded from this Warranty; and

                      b. the Aircraft shall be free from defects caused by the failure of BRAD to install a Vendor Part or Power Plant Part in accordance with the reasonable instructions of the Vendor or the Power Plant manufacturer;

                      c. the BRAD Parts shall be free from defects in material or workmanship; and

                      d. the BRAD Parts shall be free from defects in the design, having regard to the state of the art as of the date of such design.

         1.1.2 The Warranty set forth in Article 1.1.1 c and d. above shall also be applicable to BRAD Parts purchased as spare parts.




                                      -J3-

         1.1.3 BRAD further warrants that, at the time of delivery of the Technical Data delivered by BRAD, the Technical Data pursuant to the provisions of the Customer Support Services (Exhibit H) shall be free from errors.

1.2      Warranty Period
         ---------------

          The Warranty set forth in Article 1.1 shall remain in effect for any defect covered by said Warranty (a "Defect") becoming apparent during the following periods (the "Warranty Period"):

                      a. for failure to conform to the Specification and in the installation referred to in subarticle 1.1.1 a. and 1.1.1 b [ * ] from the Delivery Date;

                      b. for those Defects in material or workmanship and spare parts referred to in subarticles 1.1.1 c and 1.1.2, [ * ] from the Delivery Date;

                      c. for those Defects in design referred to in subarticles 1.1.1 d., [ * ] from the Delivery Date; and

                      d. for those errors referred to in subarticle 1.1.3, [ * ] from the date of delivery of the applicable Technical Data.

                            *Material designated by asterisk on pages J4-J6,
                             J10-J12 and J17.



                                     -J4-

1.3      Repair, Replacement or Rework
         -----------------------------

         As to each matter covered by this Warranty, BRAD's sole obligation and liability under this Warranty is expressly limited to, at BRAD's election, correction by the repair, replacement or rework of any defective BRAD Part or item of Technical Data having given due consideration to any previous repair, replacement or rework BRAD might have already undertaken on behalf of Buyer. The repaired, replaced or reworked BRAD Part or item of Technical Data which is the subject of the Warranty claim shall then be warranted under the same terms and conditions for the then unexpired portion of the Warranty Period or [ * ], whichever is greater.

1.4      Claims Information
         ------------------

         1.4.1 BRAD's obligations hereunder are subject to a Warranty claim to be submitted in writing to BRAD's Warranty administrator and which shall include but not be limited to the following information:

                      a. the identity of the BRAD Part involved, including the BRAD Part number, nomenclature and the quantity claimed to be defective;

                      b. the identity of the Aircraft from which the BRAD Part was removed;

                      c. the date the claimed Defect in the BRAD Part became apparent to Buyer;

                      d. the total flight hours (and cycles if applicable) accrued on the BRAD Part at the time the claimed Defect became apparent to Buyer; and

                      e. a description of the claimed Defect and the circumstances pertaining thereto.




                                      -J5-

                      Buyer shall not be denied the benefits of the warranty if, in the event Buyer has failed to provide the above information, Buyer corrects its failure within a mutually acceptable period.

1.5      BRAD's Approval
         ---------------

         Within ten (10) working days following receipt of Buyer's Warranty claim for a Defect accompanied by Buyer's request for permission to correct a Defect, BRAD shall notify Buyer of its decision to the request. Approval under this paragraph shall not constitute a determination as to the existence of a Defect as described in paragraph 1 above.

1.6      Timely Corrections
         ------------------

         BRAD shall make the repair, replacement or rework, following receipt of the defective BRAD Part, with reasonable care and dispatch. If during this corrective action an AOG or Critical requirement is identified, BRAD will provide a loan part to the Buyer.

1.7      Labour Reimbursement
         --------------------

         For correction of Defects, BRAD shall establish a reasonable estimate for the labour hours required for the repair, replacement or rework of the defective BRAD Part. Buyer and BRAD shall mutually agree on reasonable estimates. If the repair, replacement or rework is performed by Buyer, BRAD shall reimburse Buyer for BRAD estimated hours or for Buyer's actual labour hours, whichever is less, for the repair, replacement or rework of the defective BRAD Part. Such reimbursement shall be based [ * ] subject to annual review and adjustment of such labour rate as mutually agreed; provided, however, that this amount shall not exceed [ * ] of the BRAD selling labour rate of [ * ] expressed in [ * ] dollars, [ * ] in accordance with the formula attached as Exhibit B.





                                      -J6-

1.8      Field Repair Team
         -----------------

         BRAD, if requested by Buyer, will dispatch a field repair team to assist Buyer to evaluate the corrective action or repair required to an Aircraft or BRAD Part found to be defective.

1.9      Approval, Audit, Transportation and Waiver
         ------------------------------------------

         Further to BRAD's approval pursuant to Article 1.5 herein, all Warranty claims shall be subject to audit and approval by BRAD. BRAD will use reasonable efforts to advise in writing the disposition of Buyer's Warranty claim within thirty (30) days (subject to the provisions of Article 1.10.1) following the receipt of the claim and (if requested) return of the defective BRAD Part to BRAD's designated facility. BRAD shall notify Buyer of BRAD's disposition of each claim. The transportation cost for the return (if necessary) and the replacement of the defective BRAD Part shall be borne by BRAD. Buyer agrees to use reasonable efforts to ship the defective BRAD Part via COMAT on Buyer airline closest destination to BRAD's designated facility.

1.10     Limitations
         -----------

         1.10.1 BRAD shall be relieved of and shall have no obligation or liability under this Warranty if:

                      a. the Aircraft was operated with any products or parts not specifically approved by BRAD, unless Buyer furnishes reasonable evidence acceptable to BRAD that such products or parts were not a cause of the Defect; or




                                      -J7-

                      b. the Aircraft was not operated or maintained in accordance with the Technical Data listed in
                             Article 3 of Exhibit H and the manufacturer's documentation furnished to Buyer (including Alert Service Bulletins and Airworthiness Directives and any Service Bulletins incorporated by Buyer) unless Buyer furnishes reasonable evidence acceptable to BRAD that such operation or maintenance was not a cause of the Defect; or

                      c. the Aircraft was not operated under normal commercial air transport service, unless Buyer furnishes reasonable evidence acceptable to BRAD that such operation was not a cause of the Defect; or

                      d.     Buyer does not

                             1) report the Defect in writing to BRAD's Warranty administrator within thirty (30) calendar days following such Defect becoming apparent, and

                             2) retain the BRAD Part claimed to be defective until advised by BRAD to return such BRAD Part to BRAD's designated facility in order for BRAD to finalize its evaluation of the Warranty claim or to otherwise dispose of such BRAD Part; or

                      e. Buyer does not submit reasonable proof to BRAD within sixty (60) calendar days after the Defect becomes apparent that the Defect is due to a matter covered within this Warranty; or

                      f. Buyer does not allow BRAD reasonable opportunity to be present during the disassembly and inspection of the BRAD Part claimed to be defective.


                                      -J8-

1.11     Normal Usage
         ------------

         Normal wear and tear and the need for maintenance and overhaul as defined in the initial Maintenance Review Board shall not constitute a Defect or failure under this Warranty.

1.12     Overhaul of Warranty Parts
         --------------------------

         BRAD's liability for a BRAD Part which has a Defect and is overhauled by Buyer within the Warranty Period shall be limited only to that portion of the labour and material replacement related to the Defect.

1.13     No Fault Found
         --------------

         In the event that a BRAD Part returned under a Warranty claim is subsequently established to be serviceable, then BRAD shall be entitled to charge and recover from Buyer any reasonable costs incurred by BRAD in connection with such Warranty claim. Providing however, in the event that repetitive in-service failure occurs on the particular BRAD Part which is subsequently identified by BRAD on a repeated basis to be 'no fault found', then BRAD and Buyer shall discuss and mutually agree on a course of further action to help identify the problem. In the event the fault is ultimately confirmed to be a legitimate Warranty claim then the above-mentioned costs incurred by BRAD and charged to Buyer shall be waived if not yet paid, or reimbursed if paid.




                                      -J9-

ARTICLE 2 - VENDOR WARRANTIES FROM OTHER MANUFACTURERS
------------------------------------------------------

2.1      Warranties from Vendors
         -----------------------

         The Warranty provisions of this Exhibit do not apply to Vendor Parts. However, BRAD has made or shall make reasonable efforts to obtain favorable warranties from Vendors, with respect to Vendor Parts. Except as specifically provided under this Article 2, BRAD shall have no liability or responsibility for any such Vendor Parts and the warranties to those Vendor Parts shall be the responsibility of the Vendor and a matter between Buyer and Vendor.

2.2

        *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
         SEPARATELY WITH THE COMMISSION*







                                     -J10-

2.3      BRAD's Interface Commitment
         ---------------------------

         In the event of a dispute in the application of a Vendor Part warranty, at Buyer's request to BRAD's Warranty administrator, BRAD shall, without charge, conduct an investigation and analysis of any such dispute resulting from a technical interface problem to determine, if possible, the cause of the interface problem and then recommend feasible corrective action. Buyer shall furnish to BRAD all data and information in Buyer's possession relevant to the interface problem and shall cooperate with BRAD in the conduct of its investigation and such tests as may be required. BRAD, at the conclusion of its investigation, shall advise Buyer in writing of BRAD's opinion as to the cause of the problem and BRAD's recommended corrective action.

ARTICLE 3 - SERVICE LIFE POLICY
-------------------------------

3.1      Applicability
         -------------

         The Service Life Policy ("SLP") described in this Article 3 shall apply to failures which occur in any Covered Component which is defined in
         Article 3.7 below.

3.2      Term
         ----

         3.2.1       *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED
                      AND FILED SEPARATELY WITH THE COMMISSION*








                                     -J11-

3.3      Price

                     *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED
                      AND FILED SEPARATELY WITH THE COMMISSION*







                                     -J12-

3.4      Conditions and Limitations
         --------------------------

         3.4.1 The following general conditions and limitations shall apply to this SLP:

                      a. the transportation cost for the return, if practicable, of any failed Covered Component necessary for failure investigation or redesigning studies shall be borne by BRAD. Buyer agrees to use reasonable efforts to ship the Covered Component via COMAT on Buyer airline destination closest to BRAD's designated facility;

                      b. BRAD's obligations under this SLP are conditional upon the submission of reasonable proof acceptable to BRAD that the failure is covered hereby;

                      c. Buyer shall report any failure of a Covered Component in writing to BRAD's Warranty administrator within two (2) months after such failure becomes evident, whether or not such failure can reasonably be expected to occur in any other Model CL-600-2B19 aircraft;

                      d. the provisions of Article 1.10 of the Warranty (except for subparagraphs d. and e. thereof) are incorporated by this reference and shall condition BRAD's obligations under this SLP with respect to any Covered Component;




                                     -J13-

                      e. BRAD's obligations under this SLP shall not apply to any Aircraft which has not been correctly modified in accordance with the specifications or instructions contained in the relevant Service Bulletins which are furnished to Buyer prior to receipt by BRAD from Buyer of any notice of an occurrence which constitutes, or which at a later date is shown to constitute, a failure in a Covered Component. The provisions of this subparagraph shall not apply in the event that Buyer furnishes reasonable evidence acceptable to BRAD that such failure was not caused by Buyer's failure to so modify the Aircraft;

                      f. this SLP shall not apply to a Covered Component where the failure results from an accident, abuse, misuse, degradation, negligence or wrongful act or omission, unauthorized repair or modification adversely affecting a Covered Component, impact or foreign object damage to any Covered Component.

3.5      Coverage
         --------

         This SLP is neither a warranty, performance guarantee nor an agreement to modify the Aircraft to conform to new developments in design and manufacturing art. BRAD's obligation is only to provide correction instructions to correct a Covered Component or furnish replacement at a reduced price as provided in this SLP.

3.6      Assignment
         ----------

         The terms and conditions of this Exhibit J are personal to Buyer and are subject to the provisions of Article 19 of the Agreement.




                                     -J14-

3.7      Covered Component
         -----------------

         Only those items or part thereof listed in Annex A to this Exhibit J shall be deemed to be a Covered Component, and subject to the provisions of this SLP.

ARTICLE 4 - GENERAL
-------------------

4.1 It is agreed that BRAD shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer under any other part of this Exhibit.

4.2 THE WARRANTY AND SERVICE LIFE POLICY PROVIDED IN THIS EXHIBIT J AND THE OBLIGATIONS AND LIABILITIES ON THE PART OF BRAD UNDER THE AFORESAID WARRANTY AND SERVICE LIFE POLICY ARE ACCEPTED BY BUYER TO BE EXCLUSIVE AND IN LIEU OF, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES TO ALL OTHER REMEDIES, WARRANTIES, GUARANTEES, OBLIGATIONS, REPRESENTATIONS OR LIABILITIES, EXPRESS OR IMPLIED, WITH RESPECT TO EACH AIRCRAFT, OR PART THEREOF, PRODUCT, DOCUMENT AND SERVICE DELIVERED OR PROVIDED UNDER THIS EXHIBIT OR THE AGREEMENT, ARISING IN FACT, CONTRACT, LAW, TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) STRICT PRODUCT LIABILITY OR OTHERWISE INCLUDING, WITHOUT LIMITATION,

         A. ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS OR ANY IMPLIED CONDITION;

         B. ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

         C. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN TORT WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF BRAD (WHETHER ACTIVE, PASSIVE OR IMPUTED), BY REASON OF THE DESIGN, MANUFACTURE, SALE, REPAIR, LEASE OR USE OF THE AIRCRAFT OR PRODUCT AND SERVICES DELIVERED HEREUNDER; AND

         D. ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, ANY BRAD PARTS, ANY VENDOR PARTS, ANY SPARE PARTS OR ANY TECHNICAL DATA.



                                     -J15-

4.3 BRAD SHALL HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE LOSSES OR DAMAGES WITH RESPECT TO ANY AIRCRAFT, ANY BRAD PARTS, ANY VENDOR PARTS, ANY SPARE PARTS OR ANY TECHNICAL DATA.

4.4 BUYER AND BRAD STATE AND AGREE THAT THIS EXHIBIT J, INCLUDING BUT NOT LIMITED TO ARTICLE 4.2 AND 4.3 ABOVE, HAVE BEEN THE SUBJECT OF DISCUSSION AND NEGOTIATION AND ARE FULLY UNDERSTOOD BY THE PARTIES HERETO AND THAT THE PRICE OF THE AIRCRAFT AND THE OTHER MUTUAL AGREEMENTS OF THE PARTIES SET FORTH IN THIS EXHIBIT AND IN THE AGREEMENT WERE ARRIVED AT IN CONSIDERATION OF THE PROVISIONS CONTAINED IN THIS ARTICLE 4.



                                     -J16-

                                    EXHIBIT J
                                     ANNEX A

                               COVERED COMPONENTS

        *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
         SEPARATELY WITH THE COMMISSION*









                                     -J17-

                                    EXHIBIT K


We, Bombardier Inc. (represented by our Bombardier Regional Aircraft Division
(BRAD)) hereby acknowledge that, as per the Agreement between Buyer and BRAD, some payments more specifically referred to in Exhibit C, Article 2 thereof, are to be made in [ * ] to Aircraft deliveries.


        *CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED
         SEPARATELY WITH THE COMMISSION*

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 01 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

Subject:  Financing - Aircraft 1 to 30 Inclusive

                  CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

4.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President Finance



                                     -J18-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 02 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

4.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

5.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:
this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance




                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 03 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

2.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance





                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 04 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

2.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance



                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 05 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division


Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 06 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

SUBJECT:  OPTION AIRCRAFT

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

6.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contract
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 07 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

5.0 The provisions of this Letter Agreement are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of BRAD.

6.0 This Letter Agreement constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance



                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 08 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

2.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 09 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

2.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance



                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 10 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

3.0 This Letter Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 11 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

5.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 12 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

2.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 13 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance



                                      -K1-

November 17, 1997


Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 14 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

6.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 15 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

SUBJECT: TAXES & DUTIES

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

3.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregoing correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance



                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 16 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

6.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 17 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

7.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division


Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 18 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

2.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division

Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 19 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

4.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division


Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 20 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

4.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division


Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance



                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 21 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILES SEPARATELY WITH THE COMMISSION

4.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division


Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 22 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

5.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division


Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance


                                      -K1-

November 17, 1997

Comair, Inc.
Greater Cincinnati International Airport
P.O. 75021
Cincinnati, Ohio
USA, 45275

Dear Sirs,

LETTER AGREEMENT NO. 23 TO PURCHASE AGREEMENT NO. 0392 (THE "AGREEMENT") BETWEEN BOMBARDIER INC. ("BRAD") AND COMAIR, INC. ("BUYER") RELATING TO THE PURCHASE OF THIRTY (30) CANADAIR REGIONAL JET AIRCRAFT (THE "AIRCRAFT").

         CONFIDENTIAL INFORMATION APPEARING HERE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION

2.0 This Letter of Agreement constitutes an integral part of the Agreement and is subject to the terms and conditions contained therein.

When there is any inconsistency between this Letter Agreement and the Agreement with respect to the subject matter covered by the terms contained herein, then this Letter Agreement shall prevail.

If the foregone correctly sets forth your understanding of our agreement with respect to the above matters, please indicate your acceptance and agreement below.

Yours very truly,
BOMBARDIER INC.

/s/ John Murphy
---------------

John Murphy
Director, Contracts
Bombardier Regional Aircraft Division


Acknowledged and Accepted:

this 24th day of November, 1997

COMAIR, INC.

/s/ Randy Rademacher
--------------------

Randy Rademacher
Senior Vice President, Finance

                                      -K1-